UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Nektar Therapeutics
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEKTAR THERAPEUTICS
455 Mission Bay Boulevard South
San Francisco, California 94158
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2025
AT 2:00 P.M. PACIFIC TIME
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Nektar Therapeutics, a Delaware corporation, which will be held by live webcast only. The 2025 Annual Meeting will be held on Friday, May 23, 2025 at 2:00 p.m. Pacific Time for the following purposes:
1.	To elect two directors with terms to expire at the 2028 Annual Meeting of Stockholders.
2.
To approve an amendment to our Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 6,000,000 shares.

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
4.	To approve a non-binding advisory resolution regarding our executive compensation (a “say-on-pay” vote).
5.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 390,000,000 shares.
6.
To approve an amendment to our Certificate of Incorporation to effect, at the discretion of our board of directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of our common stock at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion, the implementation and timing of which shall be subject to the sole discretion of the board of directors.

7.	To conduct any other business properly brought before the 2025 Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the 2025 Annual Meeting is April 7, 2025 (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the 2025 Annual Meeting or any adjournment thereof.
For the convenience of our stockholders, we have elected to hold the 2025 Annual Meeting by means of remote communication. The live webcast of the Annual Meeting will begin promptly at 2:00 p.m. Pacific Time.
To participate in the live webcast, please visit www.virtualshareholdermeeting.com/NKTR2025. You will need the control number included on your proxy card, or voting instruction form. We encourage you to access the meeting prior to the start time to allow time for check-in procedures. If you experience any technical difficulties during the check-in process or during the meeting, please call the number provided on the meeting website for technical support.
Your vote is very important. Whether or not you participate in the 2025 Annual Meeting, which will be held by live webcast on the day of the meeting, it is important that your shares be represented. You may vote your proxy on the Internet, by phone or by mail in accordance with the voting instructions in the proxy materials.
On behalf of the board of directors, thank you for your participation in this important annual process.

By Order of the Board of Directors

/s/ Mark A. Wilson
Mark A. Wilson Senior Vice President, Chief Legal Officer and Secretary
San Francisco, California
April , 2025

YOU ARE CORDIALLY INVITED TO ATTEND THE 2025 ANNUAL MEETING OF STOCKHOLDERS VIA LIVE WEBCAST ON THE DAY OF THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE ON THE INTERNET, BY PHONE OR BY MAIL AS INSTRUCTED IN THE PROXY MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE 2025 ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE DURING THE LIVE WEBCAST IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE 2025 ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

NEKTAR THERAPEUTICS
455 Mission Bay Boulevard South
San Francisco, California 94158
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2025
AT 2:00 P.M. PACIFIC TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
For the convenience of our stockholders, we have elected to hold the 2025 Annual Meeting of Stockholders solely by means of remote communication.
WHY AM I RECEIVING THESE MATERIALS?
We sent you this proxy statement and accompanying materials because the board of directors of Nektar Therapeutics, a Delaware corporation (“Nektar,” the “Company,” “we” or “us”), is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held solely by live webcast on May 23, 2025 at 2:00 p.m. Pacific Time. There will be no in-person meeting. We invite you to attend the Annual Meeting by live webcast to vote on the proposals described in this proxy statement. However, you do not need to attend the live webcast meeting to vote your shares. Instead, you may vote by proxy over the Internet, by phone or by mail following the instructions provided in the proxy materials. Please visit our website at www.nektar.com for updated information related to the Annual Meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.
The webcast of the Annual Meeting will begin promptly at 2:00 p.m. Pacific Time. To participate in the live webcast, please visit www.virtualshareholdermeeting.com/NKTR2025. You will need the control number included on your proxy card or voting instruction form. We encourage you to access the meeting prior to the start time to allow time for check-in procedures. If you experience any technical difficulties during the check-in process or during the meeting, please call the number provided on the meeting website for technical support.
You may submit a question during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/NKTR2025. We will endeavor to answer as many questions received as time allows that comply with our Annual Meeting rules of conduct. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We also reserve the right to exclude questions regarding topics that are not relevant to the meeting matters. Information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our Annual Meeting rules of conduct, which will be available during the meeting on the meeting website.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on April 7, 2025 will be entitled to vote at the Annual Meeting. On this Record Date, there were 186,103,588 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 7, 2025, your shares were registered directly in your name with our transfer agent, Computershare Inc., then you are a stockholder of record. The proxy materials will be sent to you by mail directly by us. As a stockholder of record, you may vote remotely at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting remotely, we urge you to vote by proxy over the Internet, by phone, or by mail as instructed in the proxy materials to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on April 7, 2025, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
You are also invited to attend the Annual Meeting by live webcast. However, since you are not the stockholder of record, you may not vote your shares remotely at the Annual Meeting by live webcast unless you request and obtain a valid proxy from your broker, bank or other agent.
WHAT AM I VOTING ON?
There are six matters scheduled for a vote:
•	Proposal 1: To elect two directors with terms to expire at the 2028 Annual Meeting of Stockholders.
•
Proposal 2: To approve an amendment to our Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 6,000,000 shares.

•	Proposal 3: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
•	Proposal 4: To approve a non-binding advisory resolution regarding our executive compensation (a “say-on-pay” vote).
•	Proposal 5: To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 390,000,000 shares.
•
Proposal 6: To approve an amendment to our Certificate of Incorporation to effect, at the discretion of our board of directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of our common stock at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion, the implementation and timing of which shall be subject to the sole discretion of the board of directors.

HOW ARE PROXY MATERIALS DISTRIBUTED?
We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting this year. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The Notice of Annual Meeting of Stockholders, this proxy statement and the proxy card are first being mailed on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting. Stockholders also will have the ability to access the proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, on the Internet at www.nektar.com.
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
HOW DO I VOTE?
You may either vote “For” or “Against” or abstain from voting with respect to each nominee to the board of directors. For Proposals 2, 3, 4, 5 and 6 you may vote “For” or “Against” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of April 7, 2025, you may vote remotely at the Annual Meeting by live webcast, vote by proxy over the Internet or by phone or by mail following the instructions provided in the proxy materials. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote remotely if you have already voted by proxy.
1.
To vote during the meeting, attend the Annual Meeting which will be held by live webcast. To attend the live webcast meeting go to www.virtualshareholdermeeting.com/NKTR2025 on the day and time of the meeting. You will need the control number included on your proxy card or voting instruction form. We encourage you to access the meeting prior to the start time.

2.
To vote on the Internet prior to the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the proxy card and follow the instructions. Your vote must be received by 11:59 p.m. Eastern Time on May 22, 2025 to be counted.

3.	To vote by phone, call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m. Eastern Time on May 22, 2025 to be counted.
4.
To vote by mail, complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the proxy materials and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote by live webcast at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the proxy materials, or contact your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 7, 2025, the Record Date.
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to take any action during the meeting (other than to adjourn the meeting). The presence, by live webcast or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On April 7, 2025, there were 186,103,588 shares issued and outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy or vote during the live webcast at the Annual Meeting. Even if your valid proxy card indicates that you abstain from voting or if a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” your shares will still be counted for purposes of determining the presence of a quorum at the Annual Meeting. If there is no quorum, the chairperson of the Annual Meeting or a majority of the votes represented at the Annual Meeting may adjourn the Annual Meeting to another date. If there is a quorum, the chairperson of the Annual Meeting or by the vote of a majority of the shares casting votes, excluding abstentions, at the Annual Meeting, may adjourn the Annual Meeting to another date.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?
If you are a stockholder of record and you return a proxy card without marking any voting selections, your shares will be voted:
1.	Proposal 1: “For” election of the two nominees for director.
2.
Proposal 2: “For” the approval of an amendment to the Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 6,000,000.

3.	Proposal 3: “For” the ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
4.	Proposal 4: “For” the approval of a non-binding advisory resolution regarding our executive compensation (a “say-on-pay” vote).
5.	Proposal 5: “For” the approval an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 390,000,000 shares.
6.
Proposal 6: “For” the approval of an amendment to our Certificate of Incorporation to effect, at the discretion of our board of directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of our common stock at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion, the implementation and timing of which shall be subject to the sole discretion of the board of directors.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee (that is, in “street name”) and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, it can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes. Proposals 1, 2, and 4 are matters considered non-routine under the applicable rules. If you do not give your broker specific instructions, the broker will not vote your shares on Proposals 1, 2, and 4 and your shares will constitute broker non-votes which will be counted for purposes of determining whether a quorum exists, but will not affect the outcome of these proposals. Proposals 3, 5 and 6 involve matters we believe to be routine and thus if you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposals 3, 5 and 6 and therefore no broker non-votes are expected to exist in connection with Proposal 3, 5 and 6.
HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the Annual Meeting, with respect to Proposal 1, “For” votes, “Against” votes, abstentions and broker non-votes for each nominee, with respect to Proposals 2, 4, “For” votes, “Against” votes, abstentions and broker non-votes, and with respect to Proposals 3, 5 and 6, “For” votes, “Against” votes and abstentions.
WHO WILL SERVE AS INSPECTOR OF ELECTIONS?
A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of elections.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
•
For Proposal 1 electing two members of the board of directors, each director must receive a “For” vote from a majority of the votes cast during the live webcast or by proxy at the Annual Meeting on the election of the director. A majority of the votes cast shall mean that the number of shares voted “For” a director’s election exceeds fifty percent (50%) of the number of the votes cast with respect to that director’s election.

•
For Proposal 2 approving an amendment to our Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan, the proposal must receive a “For” vote from a majority of the votes cast either during the live webcast or by proxy at the Annual Meeting.

•
For Proposal 3 ratifying the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, the proposal must receive a “For” vote from a majority of the votes cast either during the live webcast or by proxy at the Annual Meeting.

•
For Proposal 4 approving the resolution regarding executive compensation, the proposal must receive a “For” vote from a majority of the votes cast either during the live webcast or by proxy at the Annual Meeting.

•
For Proposal 5 approving an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 390,000,000 shares, the proposal must receive a “For” vote from a majority of the votes cast either during the live webcast or by proxy at the Annual Meeting.

•
For Proposal 6 approving an amendment to our Certificate of Incorporation to effect, at the discretion of our board of directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of our common stock at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion, the implementation and timing of which shall be subject to the sole discretion of the board of directors, the proposal must receive a “For” vote from a majority of the votes cast either during the live webcast or by proxy at the Annual Meeting.

For purposes of all proposals above, votes cast shall include any shares voted “Against” and shall exclude abstentions and, to the extent applicable, broker non-votes.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to the proxy materials, our directors and employees may also solicit proxies during the live webcast, by telephone or by other means of communication. We have retained Georgeson LLC (“Georgeson”) to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Georgeson a fee of approximately $15,000 plus customary costs and expenses for these services. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the proxy materials to beneficial owners. We have agreed to indemnify Georgeson against certain liabilities relating to or arising out of its engagement.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR PROXY CARDS?
If you receive more than one set of proxy materials or proxy cards, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each proxy card and voting instructions to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.	A duly executed proxy card with a later date or time than the previously submitted proxy;
2.	A written notice that you are revoking your proxy to our Secretary, care of Nektar Therapeutics, at 455 Mission Bay Boulevard South, San Francisco, California 94158; or
3.	A later-dated vote on the Internet or by phone or a ballot cast during the live webcast at the Annual Meeting (simply attending the Annual Meeting will not, by itself, revoke your proxy).
If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank or other agent, or if you have received a proxy from your broker, bank or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting during the live webcast.
WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR’S ANNUAL MEETING?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our 2026 proxy statement. Any such proposal must be submitted in writing to our Secretary, care of Nektar Therapeutics, 455 Mission Bay Boulevard South, San Francisco, California 94158, by December 26, 2025. If we change the date of our 2026 annual meeting by more than 30 days from the date of the previous year’s annual meeting, the deadline for Rule 14a-8 stockholder proposals will change to a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Alternatively, under our bylaws, if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, you must provide specific information to us no earlier than February 22, 2026 and no later than the close of business on March 24, 2026. If we change the date of our 2026 annual meeting by more than 30 days from the date of the previous year’s annual meeting, the deadline shall be changed to not later than the sixtieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the annual meeting date is first made, and no earlier than the close of business on the ninetieth day prior to such annual meeting. The public announcement of an adjournment or postponement of the 2026 annual meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement. You are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
A stockholder’s submission must include certain specific information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our common stock. Proposals or nominations not meeting these requirements will not be entertained at any annual meeting.
In relation to stockholder proposals and nominations, in certain instances we may exercise discretionary voting authority under proxies held by the board of directors. For instance, if we do not receive a stockholder proposal by March 24, 2026, we may exercise discretionary voting authority under proxies held by the board of directors on such stockholder proposal if it is presented at the annual meeting. In addition, even if we are notified of a stockholder proposal within the time requirements discussed above, if the stockholder does not comply with certain requirements of the Exchange Act, we may exercise discretionary voting authority under proxies held by the board of directors on such stockholder proposal if we include advice in our proxy statement on the nature of the matter and how we intend to exercise our discretion to vote on the matter.
WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address may receive only one copy of the proxy materials, unless one or more of these stockholders notifies us that they wish to receive individual copies of the proxy materials. This process potentially means extra convenience for stockholders and cost savings for companies.
If you are a beneficial owner of our common stock, once you receive notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker, bank or other agent, direct your written request to Nektar Therapeutics, Secretary, 455 Mission Bay Boulevard South, San Francisco, California 94158 or contact our Secretary at (415) 482-5300. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other agent.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS
Our board of directors is presently comprised of six (6) directors and is divided into three (3) classes. Class I currently consists of one director and Class II currently consists of three directors. Each class has a three (3) year term. The two (2) current directors in Class III are Diana Brainard and R. Scott Greer, whose term expires in 2025. Each of the current directors in Class III was previously elected by the stockholders at the 2022 Annual Meeting of Stockholders. Dr. Brainard and Mr. Greer have each been nominated for reelection at the Annual Meeting.
Vacancies on the board, including vacancies created by an increase in the number of directors, are filled only by persons elected by a majority of the remaining directors. A director elected by the board to fill a vacancy in a class serves until the earliest of the end of the remaining term of that class, the election and qualification of his or her successor or such director’s death, resignation or removal.
Directors are elected by a majority of the votes cast at the Annual Meeting on the election of directors. A majority of votes cast shall mean that the number of shares voted “For” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election, with votes cast including votes “Against” in each case but excluding abstentions and broker non-votes with respect to that director’s election. Shares represented by executed proxies by stockholders of record will be voted for the election of the two nominees named below, unless the “Against” or “Abstain” voting selection has been marked on the proxy card. Neither abstentions nor broker non-votes will have an effect on the outcome of the vote.
Following any election of directors where the number of nominees did not exceed the number of directors to be elected, any incumbent director who was a nominee and who did not receive a majority of votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, shall promptly tender his or her offer of resignation to our board of directors for consideration by our board of directors. A recommendation on whether or not to accept such resignation offer shall be made by the Nominating and Corporate Governance Committee or, if each member of the Nominating and Corporate Governance Committee did not receive the required majority vote or the Nominating and Corporate Governance Committee is otherwise unable to act, a majority of our board of directors shall appoint a special committee of independent directors for such purpose of making a recommendation to our board of directors (the committee with authority to act pursuant to this sentence shall be referred to herein as the “Nominating Committee”). If no independent directors received the required majority vote, our board of directors shall act on the resignation offers.
Within 60 days following certification of the stockholder vote, the Nominating Committee shall consider the resignation offer and recommend to our board of directors the action to be taken with respect to such offer of resignation. Absent a compelling reason for the director to remain on our board of directors, as determined by our board of directors in its business judgment, our board of directors shall accept the resignation offer. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating Committee recommendation or board of directors action regarding whether to accept the resignation offer. Our board of directors shall determine whether to accept the resignation offer and publicly disclose the decision and reasons therefor, by a press release, a filing with the SEC or other broadly disseminated means of communication, within 90 days following certification of the stockholder vote.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such nominee will be voted for the election of a substitute nominee proposed by the Nominating and Corporate Governance Committee and nominated by the board of directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of the nominees will serve until the earliest of the 2028 annual meeting of our stockholders, the election and qualification of his or her successor or his or her death, resignation or removal.

The following is a brief biography of each nominee.
Diana Brainard
Diana Brainard, M.D., age 54, was appointed to our board of directors in November 2021. Dr. Brainard is an Entrepreneur Partner at MPM BioImpact, a biotechnology investment firm. She formerly served as the Chief Executive Officer and a member of the board of directors of AlloVir, Inc., a late clinical-stage cell therapy company. Prior to joining AlloVir, Inc., Dr. Brainard served as Senior Vice President and Virology Therapeutic Area Head at Gilead Sciences, Inc. from 2018 to April 2021. From 2015 to 2018, Dr. Brainard served as Vice President of Clinical Research, Liver Diseases at Gilead Sciences, Inc. Dr. Brainard obtained her B.A. degree from Brown University and her M.D. from Tulane University School of Medicine.
R. Scott Greer
R. Scott Greer, age 66, has served as our director since February 2010. Mr. Greer currently serves as Managing Director of Numenor Ventures, LLC, a venture capital firm. In 1996, Mr. Greer co-founded Abgenix, Inc., a company that specialized in the discovery, development and manufacture of human therapeutic antibodies, and from June 1996 through May 2002, he served as its Chief Executive Officer. He previously also served as a director of Abgenix from 1996 and Chairman of the board of directors from 2000 until the acquisition of Abgenix by Amgen, Inc. in April 2006. Prior to Abgenix’s formation, Mr. Greer held senior management positions at Cell Genesys, Inc., a biotechnology company, initially as Chief Financial Officer and Vice President of Corporate Development and later as Senior Vice President of Corporate Development, and various positions at Genetics Institute, Inc., a biotechnology research and development company. He previously served on the board of directors of Inogen, Inc., a medical device company that develops and markets oxygen therapy products from 2015-2021, Sientra, Inc., a medical aesthetics company from 2014-2018, Versartis, Inc., an endocrine focused biopharmaceutical company from 2014-2018, Auspex Pharmaceuticals, a biopharmaceutical company developing drugs for patients with movement disorders and other rare diseases from 2014-2015, StemCells, Inc., a biopharmaceutical company focused on stem cell therapeutics from 2010-2016, Ablexis, an antibody technology company, as its Chairman of the board of directors from 2010-2016, Sirna Therapeutics, Inc., a biotechnology company, from 2003, and as its Chairman of the board of directors from 2005, through the closing of the acquisition of Sirna by Merck & Co., Inc. in December 2006. Mr. Greer previously also served as a member of the board of directors of Illumina, Inc., a provider of integrated systems for the analysis of genetic variation and biological function from 2001-2005 and of the board of directors of CV Therapeutics, Inc., a biotechnology company from 2001-2004. Mr. Greer received a B.A. in Economics from Whitman College and an M.B.A. degree from Harvard University. He also was a certified public accountant.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH NAMED NOMINEE.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND
RESTATED 2017 PERFORMANCE INCENTIVE PLAN
At the Annual Meeting, our stockholders will be asked to approve an amendment to the Nektar Therapeutics Amended and Restated 2017 Performance Incentive Plan (the “2017 Plan” and as amended, the “Amended 2017 Plan”) to increase the authorized shares under the Amended 2017 Plan by 6,000,000 shares. The 2017 Plan was originally approved by our board of directors on March 28, 2017, subject to stockholder approval which was received on June 14, 2017, and was previously amended on June 26, 2018, June 17, 2020, June 10, 2021, June 8, 2022, June 8, 2023 and June 5, 2024. Our board of directors approved the Amended 2017 Plan on March 19, 2025, subject to stockholder approval at the Annual Meeting.
As of April 7, 2025, 34,563,109 shares were subject to outstanding stock options and restricted stock units granted under the 2017 Plan and 7,974,527 shares remained available for future grants under the 2017 Plan. If stockholders approve the amendment to the 2017 Plan, as of April 7, 2025, the number of shares available for future awards under the Amended 2017 Plan will increase by 6,000,000 shares to 13,974,527 shares.
Additional Information on Outstanding Awards and Available Shares under the 2017 Plan
The following provides additional information on the total equity compensation awards outstanding and available shares.

As of April 7, 2025
Shares Outstanding and Available for Grant under the 2017 Plan and the Prior Plans
Total shares subject to outstanding stock options	33,375,047
Total shares subject to outstanding deferred restricted stock, restricted stock units, and performance restricted stock units	1,188,062
Weighted-average exercise price of outstanding stock options under all stock incentive plans	$5.519
Weighted-average remaining contractual life of outstanding stock options (years)	6.1365
Total shares available for grant under all stock incentive plans but not yet granted(1)	7,974,527

(1)	Excludes shares available for purchase under ESPP (710,754 shares as of April 7, 2025)
Based solely on the closing price of our common stock as reported by the Nasdaq Capital Market on April 7, 2025 and the maximum number of shares that would have been available for awards as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the common stock that could potentially be issued under the Amended 2017 Plan is $6,847,518.
Given the limited number of shares that currently remain available under the 2017 Plan, our board of directors and management believe it is important that this amendment be approved in order to maintain the Company’s ability to grant stock-based awards to retain employees and continue to provide them with strong incentives to contribute to the Company’s future success. The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the 2017 Plan are an important attraction, retention and motivation tool for participants in the plan.
All members of the board of directors and all of the Company’s executive officers will be eligible for awards under the Amended 2017 Plan and thus have a personal interest in the approval of the amendment to the 2017 Plan.
Stockholders are requested in this Proposal 2 to approve the amendment to the 2017 Plan. Approval of the amendment to the 2017 Plan requires the affirmative vote of a majority of the votes cast, in person during the live webcast or by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have an effect on the outcome of the vote on this proposal. If stockholders do not approve this amendment, the 2017 Plan will continue in accordance with its current terms.

The essential features of the 2017 Plan, as proposed to be amended, are outlined below:
The principal terms of the Amended 2017 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2017 Plan and the amendment to the 2017 Plan, which appears as Exhibit A to this proxy statement.
Purpose. The purpose of the Amended 2017 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.
Administration. Our board of directors or one or more committees appointed by our board of directors will administer the Amended 2017 Plan. Our board of directors has delegated general administrative authority for the Amended 2017 Plan to the organization and compensation committee of our board of directors. The organization and compensation committee may delegate some or all of its authority with respect to the Amended 2017 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).
The Administrator has broad authority under the Amended 2017 Plan with respect to award grants including, without limitation, the authority:
•	to select participants and determine the type(s) of award(s) that they are to receive;
•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;
•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;
•	subject to the other provisions of the Amended 2017 Plan, to make certain adjustments to an outstanding award and to authorize the termination, conversion, succession or substitution of an award; and
•
to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other events referred to under “Adjustments” below, or any repricing that may be approved by stockholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.
Eligibility. Persons eligible to receive awards under the Amended 2017 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. As of April 7, 2025, approximately 60 employees (including executive officers) and five non-employee directors would be eligible to participate in the 2017 Plan.
Authorized Shares; Limits on Awards. Subject to the adjustment provisions included in the 2017 Plan, the maximum number of shares of the Company’s common stock initially available for issuance pursuant to awards under the 2017 Plan equaled 8,300,000 shares of the Company’s common stock (reduced by the number of shares of common stock subject to awards granted under the 2012 Plan on or after March 31, 2017 and prior to the adoption of the 2017 Plan), which was increased to 19,200,000 by stockholder approval in June 2018, was increased to 29,200,000 by stockholder approval in June 2020, was increased to 34,200,000 by stockholder approval in June 2021, was increased to 39,200,000 by stockholder approval in June 2022, was increased to 51,200,000 by stockholder approval in June 2023, and was increased to 59,200,000 by stockholder approval in June 2024. The proposed amendment to the 2017 Plan would increase the total available shares to 65,200,000. Shares issued in respect of any “full-value award” granted under the Amended 2017 Plan will be counted against the share limit described in the preceding sentence as 1.50 shares for every one share actually issued in connection with the award. For example, if the Company granted 100 restricted stock units under the Amended 2017 Plan, 150 shares would be charged against the share limit with respect to that award. For this purpose, a “full-value award” generally means any award granted under the plan other than a stock option or stock appreciation right.
The following other limits are also contained in the Amended 2017 Plan:
•	the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 65,200,000;
•	the maximum number of shares subject to options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 3,000,000 shares;
•
“performance-based awards” under Section 5.2 of the Amended 2017 Plan granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $5,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 3,000,000 shares; and

•
the aggregate value of cash compensation and the grant date fair value (computed in accordance with generally accepted accounting principles) of shares of common stock that may be paid or granted during any calendar year to any non-employee director shall not exceed $1,200,000 for existing non-employee directors and $2,200,000 for new non-employee directors.

Except as described in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended 2017 Plan or the Prior Plans will again be available for subsequent awards under the Amended 2017 Plan (with any such shares subject to full-value awards increasing the Amended 2017 Plan’s share limit based on the full-value award ratio described above or, in the case of an award granted under a Prior Plan, the full-value award ratio set forth in such Prior Plan). Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the Amended 2017 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the Amended 2017 Plan. To the extent that an award granted under the Amended 2017 Plan or a Prior Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will again be available for subsequent awards under the Amended 2017 Plan (with any such shares subject to full-value awards increasing the Amended 2017 Plan’s share limit based on the full-value award ratio described above or, in the case of an award granted under a Prior Plan, the full-value award ratio set forth in such Prior Plan). In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the Amended 2017 Plan. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 75 shares (after adjustment for the full-value award share counting ratio described above) shall be counted against the share limits of the plan.) To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) In addition, the Amended 2017 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Amended 2017 Plan. The Company may not increase the applicable share limits of the Amended 2017 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The Amended 2017 Plan authorizes stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events or the satisfaction of performance criteria or other conditions, awards of any similar securities with a value derived from the value of or related to the common stock and/or returns thereon, or cash awards. The Amended 2017 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards granted under the Amended 2017 Plan will be subject to such terms and conditions as established by the Administrator and set forth in the underlying award agreement, including terms relating to the treatment of an award upon a termination of employment. Any award may be paid or settled in cash.
A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is eight years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Amended 2017 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the Amended 2017 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is eight years from the date of grant.
Performance-Based Awards. The Administrator may grant performance-based awards under the Amended 2017 Plan. Performance-based awards are in addition to any of the other types of awards that may be granted under the Amended 2017 Plan. Performance-based awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.
The vesting or payment of performance-based awards may depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The criteria that the Administrator may use for this purpose may include, without limitation, any one or more of the following: earnings per share; cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities); working capital; stock price; total stockholder return; revenue; gross profit; operating income; net earnings (before or after interest, taxes, depreciation and/or amortization); gross margin; operating margin; net margin; return on equity or on assets or on net investment; cost containment or reduction; regulatory submissions or approvals; manufacturing production; completion of strategic partnerships; research milestones; any other measure selected by the Administrator or any combination thereof. As applicable, these terms are used as applied under generally accepted accounting principles or in the financial reporting of the Company or of its subsidiaries. The applicable performance goals may be applied on a pre- or post-tax basis and may be adjusted to include or exclude determinable components of any performance goal, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.
The performance measurement period with respect to an award may range from three months to ten years. Performance-based awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of performance-based awards and may reserve discretion to reduce payments below maximum award limits.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the Amended 2017 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of common stock, provided that as to any dividends or dividend equivalent rights granted in connection with an award granted under the Amended 2017 Plan that is subject to vesting requirements, no dividends or dividend equivalent payments will be made unless the related vesting conditions of the award are satisfied.
Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Company by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of the Amended 2017 Plan. Notwithstanding anything in the Amended 2017 Plan to the contrary, the Administrator may approve an award agreement that, upon the termination of a participant’s employment or service, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an award agreement such that (i) any or all outstanding stock options and stock appreciation rights will become exercisable in part or in full, (ii) all or a portion of the restriction or vesting period applicable to any outstanding award will lapse, (iii) all or a portion of the performance measurement period applicable to any outstanding award will lapse and (iv) the performance goals applicable to any outstanding award (if any) will be deemed to be satisfied at the target, maximum or any other interim level.
Assumption and Termination of Awards. Generally, and subject to limited exceptions set forth in the Amended 2017 Plan, upon the occurrence of a “change in control,” as defined in the Amended 2017 Plan, the Administrator may provide for the cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding awards granted under the Amended 2017 Plan. To the extent the administrator does not provide for the assumption, substitution or other continuation of the awards, then all awards then-outstanding under the Amended 2017 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, provided that the holder of a stock option or stock appreciation right would be given reasonable advance (but no more than ten days’) notice of the impending termination and a reasonable opportunity to exercise his or her vested stock option or stock appreciation right (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the Amended 2017 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control and provide that any such acceleration shall be automatic upon the occurrence of any such event, including a termination of employment within a limited period of time following a corporate transaction.
Transfer Restrictions. Subject to certain exceptions contained in the Amended 2017 Plan, awards under the Amended 2017 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).
Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Amended 2017 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
No Limit on Other Authority. The Amended 2017 Plan does not limit the authority of the board of directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the Amended 2017 Plan. The board of directors may amend or terminate the Amended 2017 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of the plan. Unless terminated earlier by the board of directors, the authority to grant new awards under the Amended 2017 Plan will terminate on March 27, 2027. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
Clawback Policy. The awards under the Amended 2017 Plan are subject to the terms of the Nektar Therapeutics Compensation Recovery Policy as it may be in effect from time to time.
Federal Income Tax Consequences of Awards under the Amended 2017 Plan
The U.S. federal income tax consequences of the Amended 2017 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Amended 2017 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.
With respect to nonqualified stock options, the Company is generally entitled to deduct, except to the extent limited by Section 162(m) of the Code, and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although if the participant is subject to the U.S. federal alternative minimum tax, the difference between the option exercise price and the fair market value of the shares at the time of exercise is includible for purposes of such alternative minimum tax. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition and (ii) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.
The current federal income tax consequences of other awards authorized under the Amended 2017 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions constituting a substantial risk of forfeiture lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, restricted stock units, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, except to the extent limited by Section 162(m) of the Code.
If an award is accelerated under the Amended 2017 Plan in connection with a “change in control” (as defined in the Amended 2017 Plan), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under Section 280G of the Code (and certain related excise taxes may be triggered). Furthermore, Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2017, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position. Beginning on or after January 1, 2027, the American Rescue Plan Act of 2021 (the “ARPA”) expands the applicability of Section 162(m) of the Code to also include the next five highest paid corporate officers so that the total number of covered employees subject to the $1 million deduction limitation will at least be 10.

New Plan Benefits
The Company has not approved any awards that are conditioned upon stockholder approval of the amendment to the 2017 Plan. The Administrator has the discretion to grant awards under the Amended 2017 Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Company’s named executive officers or others under the Amended 2017 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended 2017 Plan, the following table provides information concerning the benefits that were received by the following person and groups during 2024: each named executive officer; all named executive officers, as a group; all current directors who are not named executive officers, as a group; and all current employees as of April 7, 2025 who are not named executive officers, as a group.

	Stock Options		Restricted Stock Units
Name and Position	Number of Shares (#)	Average Exercise Price ($)	Number of Units (#)	Dollar Value ($)(1)
Howard W. Robin President and Chief Executive Officer	2,600,000	1.01	—	—
Sandra Gardiner(2) Interim Chief Financial Officer	—	—	—	—
Mark A. Wilson Chief Legal Officer	650,000	1.01	—	—
Jonathan Zalevsky, Ph.D. Chief Research and Development Officer	750,000	1.01	—	—
Named Executive Officer Group (4 persons)	4,000,000	1.01(3)	—	—
Non-Executive Director Group (5 persons other than Mr. Robin)	600,000	1.26(3)	—	—
Employee Group (other than named executive officers) (approximately 55 persons)	6,730,500	1.06(3)	50,000	1.09

(1)
The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 13 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024.

(2)
Ms. Gardiner was appointed our Interim Chief Financial Officer as of April 17, 2023. Ms. Gardiner is a partner at FLG Partners, LLC and provides services as Interim Chief Financial Officer as an outside consultant pursuant to a consulting agreement between the Company and FLG Partners, LLC. Ms. Gardiner did not receive any equity grant award in 2024.

(3)	Represents the weighted average exercise price for the group.
Equity Compensation Plan Information
The following table presents aggregate summary information as of December 31, 2024, regarding the common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options & Vesting of RSUs (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	34,582,000	$5.58	8,277,000
Equity compensation plans not approved by security holders	0	$0	0
Total	34,582,000	$5.58	8,277,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 FOR
APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED 2017 PERFORMANCE
INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the board of directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our consolidated financial statements since our inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in our best interests and our stockholders’ best interest.
The affirmative vote of the holders of a majority of the votes cast during the live webcast or by proxy at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP for our fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. No broker non-votes are expected to exist in connection with this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION
The board of directors is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public.
We have designed our executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders.
We urge you to carefully review the Compensation Discussion and Analysis section of this proxy statement for details on our executive compensation, including our compensation philosophy and objectives and the 2024 compensation of the named executive officers (“NEOs”).
We are presenting this proposal, which gives you as a stockholder the opportunity to endorse or not endorse our compensation program for the NEOs by voting for or against the following resolution (a “say-on-pay” vote), as required pursuant to Section 14A of the Exchange Act:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K promulgated by the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement for the Company’s 2025 Annual Meeting is hereby APPROVED.”
While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our board of directors and our Organization and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.
The affirmative vote of a majority of the votes cast by holders of the shares of common stock present during the live webcast or represented by proxy at the Annual Meeting is required (on a non-binding advisory basis) for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
Background and Proposed Amendment
Our Amended Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the Company to issue a total of 310,000,000 shares of capital stock, of which there are 300,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share, of the Company. As of April 7, 2025 (the “Record Date”), the Company had 194,388,188 shares of Common Stock issued (of which 186,103,588 shares are issued and outstanding), and no shares of preferred stock issued and outstanding. Also as of the Record Date, 43,248,390 shares of Common stock were reserved for issuance under our equity compensation plans and employee stock purchase plan and 25,000,000 shares of Common Stock were reserved for issuance upon exercise of our pre-funded warrant. In total, as of the Record Date, 45,648,023 (of which 8,284,600 shares were held in treasury) of our authorized shares of Common Stock remain available for issuance.
Our board of directors has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock. On April 15, 2025, subject to stockholder approval, our board of directors approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 300,000,000 shares to 390,000,000. The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the increase is included in Exhibit B to this proxy statement (the “Common Stock Amendment”). If this Proposal is approved by the Company’s stockholders, following the Annual Meeting, the Company will file the Common Stock Amendment with the Secretary of State of the State of Delaware to implement the increase in the authorized number of shares of Common Stock, which will become effective upon its filing.
Purpose
Our board of directors believes that it is in the best interests of the Company and our stockholders to increase the number of shares of Common Stock the Company is authorized to issue. The Common Stock Amendment would provide the Company with the flexibility to pursue future financing and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities or issuances in connection with strategic transactions or grants of awards under our equity incentive plans. The additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable corporate opportunities that may become available to the Company, in most cases without the necessity of obtaining further stockholder approval unless required by applicable law or under the Nasdaq rules.
The board of directors has no present plans, arrangements or agreements to issue any of the proposed additional authorized shares of Common Stock. However, we will review and evaluate potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and our stockholders.
Effect of Proposed Common Stock Amendment
The proposed increase in the number of shares of authorized Common Stock will not change the number of shares of our Common Stock outstanding, have any immediate dilutive effect or change the rights of current holders of our Common Stock. However, to the extent that the additional authorized shares of Common Stock are issued in the future, they could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders. If and when issued, the additional common stock to be authorized by adoption of the Common Stock Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.
The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect. However, the Common Stock Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders.

Additionally, at the Annual Meeting the Company is seeking approval from our stockholders of a proposal to amend our Certificate of Incorporation to effect, at the sole discretion of our board of directors, a reverse stock split (the “Reverse Stock Split”) of our Common Stock at a split ratio of between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion (Proposal 6). The Reverse Stock Split Amendment, if effected, would reduce the number of our issued and outstanding shares of Common Stock, but would not reduce the number of our authorized shares of Common Stock under our Certificate of Incorporation. Accordingly, if our stockholders approve Proposal 6 and the Company files an amendment to our Certificate of Incorporation to effect the reverse stock split, the number of shares available for issuance under the Company’s Certificate of Incorporation would increase, in addition to the increase in the number of shares available for issuance under our Certificate of Incorporation as a result of effecting the Common Stock Amendment that is the subject of this Proposal 5.
The affirmative vote of the holders of a majority of the votes cast during the live webcast or by proxy at the Annual Meeting will be required to approval the Common Stock Amendment. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. No broker non-votes are expected to exist in connection with this proposal. This Proposal 5 is separate from, and is not conditioned on, the approval of Proposal 6, and Proposal 6 is separate from, and is not conditioned on, the approval of Proposal 5.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT
Background and Proposed Amendment
On April 15, 2025, subject to stockholder approval, our board of directors approved an amendment to our Amended Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of our board of directors, a reverse stock split (the “Reverse Stock Split”) of our common stock, par value $0.0001 per share (the “Common Stock”), at a split ratio of between 1-for-2 and 1-for-40, with the final ratio to be determined by the board of directors in its sole discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirement of at least $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on the Nasdaq Capital Market. We believe that proposing a range for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
If this Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 40 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for the implementation of the Reverse Stock Split and the specific split ratio would be determined by the board of directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at this Annual Meeting or any postponement or adjournments thereof. Notwithstanding approval of this Proposal by our stockholders, the board of directors will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If this Proposal is approved by our stockholders, the board of directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the Minimum Bid Price Requirement without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to any proposed Reverse Stock Split and the expected stability of the per share price of the Common Stock following any proposed Reverse Stock Split. If the board of directors determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will adopt resolutions establishing the final ratio for the Reverse Stock Split. For additional information concerning the factors the board of directors will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Reverse Stock Split Ratio” and “—Board Discretion to Effect the Reverse Stock Split.
The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Exhibit C to this proxy statement (the “Reverse Stock Split Amendment”). If this Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. The board of directors has determined that this Proposal is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at this Annual Meeting and any postponements or adjournments thereof.
Reasons for the Reverse Stock Split Proposal
We are submitting this Proposal to our stockholders for approval in order to increase the trading price of our Common Stock to, for example, meet the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. Failure to meet the Minimum Bid Price Requirement could result in our Common Stock being delisted from the Nasdaq Capital Market. In addition, increasing the trading price of our Common Stock may attract new investors. Accordingly, we believe that a Reverse Stock Split, if necessary, is in our stockholders’ best interests.
As previously disclosed in our public filings with the SEC, on April 3, 2025, we received a written notice from the staff of the Nasdaq Listing Qualifications (the “Staff”) stating that we were not in compliance with the

Minimum Bid Price Requirement because our Common Stock did not maintain a minimum closing bid price of $1.00 per share for 30 consecutive business days. The Company has been given an initial 180 calendar day period, or until September 30, 2025, to regain compliance with the Minimum Bid Price Requirement.
If, at any time prior to September 30, 2025, the closing bid price for our Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide us written notification that we have regained compliance with the Minimum Bid Price Requirement and our Common Stock will continue to be eligible for listing on the Nasdaq Capital Market. If we fail to regain compliance during the compliance period ending on September 30, 2025, then the Staff may grant the Company a second 180 calendar day grace period to regain compliance, provided the Company (i) meets the continued listing requirement for market value of publicly-held shares and all other continued listing standards for Nasdaq, other than the Minimum Bid Price Requirement, and (ii) the Company notifies Nasdaq of its intent to cure the deficiency. If the Staff determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, the Company’s common stock will be subject to delisting.
We strongly encourage you to vote in favor of this Proposal so that the board of directors may effectuate the Reverse Stock Split in the event that we are unable to regain compliance in a timely manner with the Minimum Bid Price Requirement in order to attempt to avoid delisting of our Common Stock by the Staff. We believe that, if necessary, the Reverse Stock Split is our best option to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from a Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, there can be no assurance that a Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our common stock on the Nasdaq Capital Market.
In addition, we believe that, if implemented, the Reverse Stock Split and the resulting increase in the price per share of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split may not increase the price of our Common Stock over the long-term.
We expect that, if implemented, the Reverse Stock Split will increase the trading price of our Common Stock to meet the Minimum Bid Price Requirement. However, the effect of any Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that, if implemented, the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
The Reverse Stock Split may decrease the liquidity of our Common Stock.
The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, if implemented. A Reverse Stock Split will reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of fewer than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split may lead to a decrease in our overall market capitalization.
If implemented, the Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If this Proposal is not approved by our stockholders, the board of directors will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our common stock on the Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our board of directors to effect the Reverse Stock Split would expose us to delisting from the Nasdaq Capital Market. Upon delisting from the Nasdaq Capital Market, our stock would be traded in the over-the-counter (“OTC”) market via a broker-dealer network. Investors may be required to take additional steps and/or pay additional fees when trading OTC securities because trades must be made through market makers who carry an inventory of securities to facilitate trading. Some institutional investors and retail brokers refrain from buying OTC securities, as they are generally considered to be riskier, with less stringent reporting requirements and lower transparency associated with these securities. As a result, OTC securities have less liquidity than securities traded on a national exchange, such as the Nasdaq Capital Market
Determination of the Reverse Stock Split Ratio
The board of directors believes that stockholder approval of an amendment that gives the board of directors the discretion to implement a reverse stock split at a ratio of between 1-for-2 and 1-for-40 for is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time a Reverse Stock Split may be implemented, if necessary. We believe that the proposed Reverse Stock Split ratio range provides us with the most flexibility to achieve the desired results of a Reverse Stock Split. The Reverse Stock Split ratio to be selected by our board of directors will be no more than 1-for-40.
The selection of the specific Reverse Stock Split ratio may be based on several factors, including, among other things:
•	our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the proposed Reverse Stock Split;
•	the expected stability of the per share price of our Common Stock following the proposed Reverse Stock Split;
•	the likelihood that the proposed Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before, and anticipated market capitalization after, the proposed Reverse Stock Split
We believe that granting our board of directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the board of directors chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split
If this Proposal is approved by our stockholders, the board of directors will have the sole discretion, and reserves the right, to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all on or prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof. If the trading price of our Common Stock increases so that we timely regain compliance with the Minimum Bid Price Requirement, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from the Nasdaq Capital Market for other reasons.
If our stockholders approve this Proposal at this Annual Meeting or any postponements or adjournments thereof, the Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at this Annual Meeting or any postponements or adjournments thereof, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Effectiveness of the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Charter in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Exhibit C. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the board of directors based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders.
Effects of the Reverse Stock Split
Effects of the Reverse Stock Split on Issued and Outstanding Shares
If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of our Common Stock by a Reverse Stock Split ratio of 1-for-2 to 1-for-40. Accordingly, each of our stockholders will own fewer shares of our Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the

Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of our Common Stock will remain $0.001. After the effective time of the Reverse Stock Split, our securities, including our Common Stock, will have new CUSIP numbers.
As of the Record Date, we had 186,103,588 shares of common stock issued and outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-40, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 93,051,794 shares and 4,652,590 shares, respectively.
Effects of the Reverse Stock Split on Authorized Share Capital
If the Reverse Stock Split is effected, the total number of shares of capital stock that we are authorized to issue will remain the same as prior to the Reverse Stock Split. Because the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the board of directors, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Following the Reverse Stock Split, the board of directors will have the authority, subject to applicable laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. We currently do not have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.
Effect on Equity Compensation Plan, Outstanding Options and RSUs
If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under the 2017 Plan would be reduced in proportion to the ratio selected by our board of directors. As of April 7, 2025, there were a total of (i) 34,563,109 shares of common stock reserved for issuance upon the exercise of stock options and the settlement of restricted stock units (“RSUs”) outstanding under the 2017 Plan, and (ii) 7,954,527 shares remained available for future awards under our 2017 Plan. Following the Reverse Stock Split, if any, such reserves would be reduced to between approximately 3,977,263 and approximately 198,863 shares that would be available for future grants and awards under our 2017 Plan, depending on the reverse stock split ratio fixed by the board of directors within the range approved by our stockholders.
Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of such options. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the 2017 Plan, which may include rounding the number of shares of Common Stock issuable to the nearest whole share.
Effects of the Reverse Stock Split on Voting Rights
Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.
Effects of the Reverse Stock Split on Regulatory Matters
The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Treatment of Fractional Shares in the Reverse Stock Split
The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of common stock will be:
•	rounded up to the nearest whole share of common stock, if such shares of common stock are held directly; or
•
rounded down to the nearest whole share of common stock, if such shares are subject to an award granted under the 2017 Plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986, as amended (the “Code”) (so as to not trigger any charge to earnings with respect to such adjustment).

Exchange of Share Certificates
If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent will mail a letter of transmittal to the stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of common stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.
Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split common stock after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and the current treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax or U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of common stock were, and the post-Reverse Stock Split shares of common stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•	a citizen or resident of the U.S.;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.
As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.
The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

The affirmative vote of the holders of a majority of the votes cast during the live webcast or by proxy at the Annual Meeting will be required to approval the Reverse Stock Split. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. No broker non-votes are expected to exist in connection with this proposal. This Proposal 6 is separate from, and is not conditioned on, the approval of Proposal 5, and Proposal 5 is separate from, and is not conditioned on, the approval of Proposal 6.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of February 27, 2025, by: (i) each director; (ii) each of our NEOs; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Nektar Therapeutics, 455 Mission Bay Boulevard South, San Francisco, California 94158.

	Beneficial Ownership**
Beneficial Owner	Number of Shares	Percent of Total
TCG Crossover GP II, LLC(1)	20,046,350	10.77%
BlackRock, Inc.(2)	15,969,345	8.58%
The Vanguard Group(3)	12,042,873	6.47%
Samlyn Capital, LLC(4)	9,667,048	5.19%
Jeff Ajer(5)	326,903	*
Diana Brainard, M.D.(6)	240,680	*
Robert Chess(7)	514,273	*
R. Scott Greer(8)	562,574	*
Howard W. Robin(9)	4,456,528	2.39%
Roy A. Whitfield(10)	546,750	*
Sandra Gardiner(11)	—	—
Mark A. Wilson(12)	1,393,929	*
Jonathan Zalevsky, Ph.D.(13)	1,724,016	*
All executive officers and directors as a group (9 persons)	9,765,653	5.25%

*	Denotes ownership percentage less than 1%.
**
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 186,103,588 shares outstanding on March 6, 2025, adjusted as required by rules promulgated by the SEC.

(1)
Based solely on the Schedule 13G filed with the SEC on March 15, 2024 by TCG Crossover GP II, LLC, TCG Crossover Fund II, L.P, and Mr. Chen Yu. Each of TCG Crossover GP II, LLC, TCG Crossover Fund II, L.P, and Mr. Chen Yu have shared voting and dispositive power over 20,046,350 shares of our common stock (consists of (i) 3,000,000 shares of our common stock and (ii) 17,046,350 shares of our common stock, issuable upon exercise of certain Pre-Funded Warrants (as defined and described in our Current Report on Form 8-K filed with the SEC on March 4, 2024) and excludes 7,953,650 shares of our common stock issuable upon exercise of certain Pre-Funded Warrants because the Pre-Funded Warrants may not be exercised to the extent that doing so would result in the holder of the Pre-Funded Warrants (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) beneficially owning more than 9.99% of the shares of our common stock then outstanding immediately after giving effect to such exercise). The principal business address of each of TCG Crossover GP II, LLC, TCG Crossover Fund II, L.P, and Mr. Chen Yu is 705 High St., Palo Alto, CA 94301.

(2)
Based solely on the Schedule 13G filed with the SEC on November 8, 2024 by BlackRock, Inc., a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). BlackRock, Inc. has the sole voting power with respect to 15,969,345 shares of our common stock and the sole dispositive power with respect to 15,969,345 shares of our common stock. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(3)
Based solely on the Schedule 13G/A (Amendment No. 13) filed with the SEC on February 13, 2024 by The Vanguard Group Inc., a registered investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E). The Vanguard Group has sole dispositive power over 11,974,323 shares of our common stock and shared dispositive power over 68,550 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Based solely on the Schedule 13G filed with the SEC on February 14, 2025 by Samlyn Capital, LLC, Samlyn, LP, and Mr. Robert Pohly. Each of Samlyn Capital, LLC, Samlyn, LP, and Mr. Robert Pohly have shared voting and dispositive power over 9,667,048 shares of our common stock. The principal business address of each of Samlyn Capital, LLC, Samlyn, LP, and Mr. Robert Pohly is 500 Park Avenue, 2nd Floor, New York, NY 10022.

(5)	Includes 292,750 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025.
(6)	Includes 212,120 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025.
(7)	Includes 259,000 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025.
(8)	Includes 259,000 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025.
(9)	Includes (i) 3,482,318 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025 and (ii) 410 shares owned by Mr. Robin’s spouse.

(10)
Includes (i) 259,000 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025 and (ii) 71,500 shares held in trusts for Mr. Whitfield’s children under which Mr. Whitfield is the sole trustee.

(11)	Ms. Gardiner does not own any common stock of the Company.
(12)
Includes (i) 1,113,910 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025 and (ii) 7,107 shares issued pursuant to our Amended and Restated Employee Stock Purchase Plan.

(13)	Includes 1,442,112 shares issuable upon exercise of stock options exercisable within 60 days of February 27, 2025.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner, except that one report related to the director annual equity award for each of Messrs. Ajer, Chess, Greer, Whitfield and Dr. Brainard was not timely reported on a Form 4 and subsequently reported on a Form 5 filed with the SEC on January 17, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
We review all relationships and transactions between us and (i) any of our directors or executive officers, (ii) any nominee for election as a director, (iii) any security holder who is known to us to own beneficially or of record more than five percent of our common stock or (iv) any member of the immediate family of any of the foregoing. Our legal staff is primarily responsible for the development and implementation of processes and controls to obtain information with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. In addition, the Audit Committee of the board of directors reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers:
•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the dollar amount and type of transaction;
•	the importance of the transaction to the related person;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
•	any other matters the committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; however, such director may be counted in determining the presence of a quorum at a meeting where the Audit Committee reviews the transaction.
As required under SEC rules, related party transactions that are determined to be directly or indirectly material to us or the related party are disclosed in our Annual Report on Form 10-K. Historically, we have not entered into transactions with related parties. On April 7, 2023, we entered into a consulting agreement with FLG Partners, LLC (“FLG Partners”), pursuant to which Sandra Gardiner, a partner at FLG Partners, provides consulting services to us and serves as our Interim Chief Financial Officer. In 2024, we paid FLG Partners $460,850 for the consulting services of Ms. Gardiner and $3,997 for reimbursement of out-of-pocket travel expenses.
During the 2024 fiscal year, there were no other relationships or transactions between us and any related party for which disclosure is required under the rules of the SEC.

INFORMATION ABOUT THE BOARD OF DIRECTORS
The following is a brief biography of each current director, including each nominee for reelection at the Annual Meeting to a new term of office and each director whose current term of office continues through the Annual Meeting.
THE BOARD OF DIRECTORS
CURRENT DIRECTORS NOMINATED FOR REELECTION TO SERVE UNTIL THE 2028 ANNUAL MEETING
Diana Brainard, M.D., age 54, was appointed to our board of directors in November 2021. Dr. Brainard is an Entrepreneur Partner at MPM BioImpact, a biotechnology investment firm. She formerly served as the Chief Executive Officer and a member of the board of directors of AlloVir, Inc., a late clinical-stage cell therapy company. Prior to joining AlloVir, Inc., Dr. Brainard served as Senior Vice President and Virology Therapeutic Area Head at Gilead Sciences, Inc. from 2018 to April 2021. From 2015 to 2018, Dr. Brainard served as Vice President of Clinical Research, Liver Diseases at Gilead Sciences, Inc. Dr. Brainard obtained her B.A. degree from Brown University and her M.D. from Tulane University School of Medicine.
R. Scott Greer, age 66, has served as our director since February 2010. Mr. Greer currently serves as Managing Director of Numenor Ventures, LLC, a venture capital firm. In 1996, Mr. Greer co-founded Abgenix, Inc., a company that specialized in the discovery, development and manufacture of human therapeutic antibodies, and from June 1996 through May 2002, he served as its Chief Executive Officer. He previously also served as a director of Abgenix from 1996 and Chairman of the board of directors from 2000 until the acquisition of Abgenix by Amgen, Inc. in April 2006. Prior to Abgenix’s formation, Mr. Greer held senior management positions at Cell Genesys, Inc., a biotechnology company, initially as Chief Financial Officer and Vice President of Corporate Development and later as Senior Vice President of Corporate Development, and various positions at Genetics Institute, Inc., a biotechnology research and development company. He previously served on the board of directors of Inogen, Inc., a medical device company that develops and markets oxygen therapy products from 2015-2021, Sientra, Inc., a medical aesthetics company from 2014-2018, Versartis, Inc., an endocrine focused biopharmaceutical company from 2014-2018, Auspex Pharmaceuticals, a biopharmaceutical company developing drugs for patients with movement disorders and other rare diseases from 2014-2015, StemCells, Inc., a biopharmaceutical company focused on stem cell therapeutics from 2010-2016, Ablexis, an antibody technology company, as its Chairman of the board of directors from 2010-2016, Sirna Therapeutics, Inc., a biotechnology company, from 2003, and as its Chairman of the board of directors from 2005, through the closing of the acquisition of Sirna by Merck & Co., Inc. in December 2006. Mr. Greer previously also served as a member of the board of directors of Illumina, Inc., a provider of integrated systems for the analysis of genetic variation and biological function from 2001-2005 and of the board of directors of CV Therapeutics, Inc., a biotechnology company from 2001-2004. Mr. Greer received a B.A. in Economics from Whitman College and an M.B.A. degree from Harvard University. He also was a certified public accountant.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING
Howard W. Robin, age 72, has served as our President and Chief Executive Officer since January 2007 and has served as a member of our board of directors since February 2007. Mr. Robin served as Chief Executive Officer, President and a director of Sirna Therapeutics, Inc., a biotechnology company, from July 2001 to November 2006 and from January 2001 to June 2001, served as their Chief Operating Officer, President and as a director. From 1991 to 2001, Mr. Robin was Corporate Vice President and General Manager at Berlex Laboratories, Inc. (“Berlex”), a pharmaceutical products company that is a subsidiary of Schering, AG, and from 1987 to 1991 he served as Vice President of Finance and Business Development and Chief Financial Officer. From 1984 to 1987, Mr. Robin was Director of Business Planning and Development at Berlex. He was a Senior Associate with Arthur Andersen & Co. prior to joining Berlex. He received his B.S. in Accounting and Finance from Fairleigh Dickinson University, where he previously served as a member of its Board of Trustees.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING
Jeff Ajer, age 62, was appointed to the board of directors of in September 2017. Mr. Ajer was the former Executive Vice President and Chief Commercial Officer from 2014 to 2024 at BioMarin, a global biotechnology company that develops and commercializes innovative therapies for people with serious and life-threatening rare disorders. Mr. Ajer has more than 25 years of experience driving commercialization for rare diseases and specialty medicines, including leading commercial planning for late-stage pipeline programs, product marketing, reimbursement, and sales operations. After joining BioMarin in 2005 as one of the first sales and marketing employees, he held roles of increasing responsibility including Vice President, Commercial Operations, The Americas; Senior Vice President and Chief Commercial Officer; and Executive Vice President and Chief Commercial Officer. Mr. Ajer was integral in establishing BioMarin’s commercial infrastructure and global footprint and played a leadership role in the launches and growth strategies for BioMarin’s commercial brands including Brineura™, Vimizim®, Kuvan® and Naglazyme®. Prior to his time at BioMarin, Mr. Ajer served as Vice President, Global Transplant Operations at Genzyme Corporation and held positions in sales, marketing, and operations at SangStat Medical Corporation and ICN Pharmaceuticals. Mr. Ajer serves on the board of directors of Viridian Therapeutics, Inc. a publicly-traded clinical stage biopharmaceutical focused on medicines for serious and rare diseases. He also serves on the advisory board of Serna Bio, a private preclinical biotech company working in the field of RNA-targeted therapeutics. He received his B.S. degree in chemistry and MBA from the University of California, Irvine.
Robert Chess, age 68, is the Chairman of our board of directors and has served as a director since May 1992. From March 2006 until January 2007, Mr. Chess served as our Acting President and Chief Executive Officer, and from April 1999 to January 2007, served as Executive Chairman. He also served as our Co-Chief Executive Officer from August 1998 to April 2000, as President from December 1991 to August 1998, and as Chief Executive Officer from May 1992 to August 1998. Mr. Chess was previously the co-founder and President of Penederm, Inc., a publicly-traded dermatological pharmaceutical company that was sold to Mylan Laboratories. He has held management positions at Intel Corporation and Metaphor Computer Systems (now part of IBM), and was a member of the first President Bush’s White House staff as a White House Fellow and Associate Director of the White House Office of Economic and Domestic Policy. Mr. Chess serves on the board of directors and is the lead director of Twist Biosciences, a publicly-traded company in the synthetic biology field. He is Chairman of two private companies: Bighat Biosciences, which does ML-guided biologics design, and Issio Solutions, which is in the labor productivity software field. From 1997 until his retirement in 2009, Mr. Chess served on the board of directors of the Biotechnology Industry Organization (“BIO”). Mr. Chess served as Chairman of BIO’s Emerging Companies Section and Co-Chairman of BIO’s Intellectual Property Committee. Mr. Chess was the initial Chairman of Bio Ventures for Global Health and served on its Board through 2022. He currently is a member of the faculty of the Stanford Graduate School of Business, where he teaches courses in the MBA program on the healthcare industry and the business opportunity created by aging demographics and increased longevity. Mr. Chess received his B.S. degree in Engineering with honors from the California Institute of Technology and an M.B.A. from Harvard University.
Roy A. Whitfield, age 71, has served as our director since August 2000 and as Lead Independent Director since January 2019. Mr. Whitfield is the former Chairman of the Board and Chief Executive Officer of Incyte Corporation (“Incyte”), a drug discovery and development company he co-founded in 1991. From January 1993 to November 2001, Mr. Whitfield served as its Chief Executive Officer and from November 2001 until June 2003 as its Chairman. He also served as a director of Incyte from 1991 to January 2014. From 1984 to 1989, Mr. Whitfield held senior operating and business development positions with Technicon Instruments Corporation (“Technicon”), a medical instrumentation company, and its predecessor company, Cooper Biomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group’s international consulting practice. Mr. Whitfield received a B.S. in mathematics from Oxford University and an M.B.A. from Stanford University.
MEETINGS OF THE BOARD OF DIRECTORS
The board of directors met fourteen (14) times during 2024. For the term of service during which he or she was a director in fiscal year 2024, each board member attended 75% or more of the aggregate of the board meetings and key committee meetings. All of our directors on our board attended our 2024 annual meeting of stockholders.

CORPORATE GOVERNANCE
The board of directors has documented our governance practices in our Corporate Governance Policy Statement to assure that the board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Policy Statement sets forth certain practices the board will follow with respect to board composition, board committees, board nomination, director qualifications and evaluation of the board and committees. The Corporate Governance Policy Statement also provides that the board of directors will include qualified candidates when filling positions for Chief Executive Officer vacancies and board membership from a variety of backgrounds and experiences, including candidates of gender, age and racial/ethnic diversity. In any retained search for Chief Executive Officer and board candidates, the board of directors will direct the third party search firm to identify and include candidates with gender and racial/ethnic diversity as part of the retained search. The Corporate Governance Policy Statement, as well as the charters for each committee of the board, may be viewed at www.nektar.com.
BOARD LEADERSHIP STRUCTURE
The positions of Chief Executive Officer and Chairman of the board of directors are currently held by Howard W. Robin and Robert B. Chess, respectively. The board of directors believes at this time having a separate chairman provides a more effective channel for the board of directors to express its views on management, by enhancing the board of director’s oversight of, and independence from, management, and allows the Chief Executive Officer to focus more on the strategy and operations of the Company.
Lead Independent Director
Roy A. Whitfield serves as our Lead Independent Director. The board of directors believes that a robust Lead Independent Director role facilitates independent board oversight of management. In accordance with our Corporate Governance Policy Statement, the Lead Independent Director shall, among other things, (i) have authority to call meetings of the independent directors; (ii) chair meetings of the independent directors in the event the Chairman of the board of directors is not independent; (iii) serve as a liaison between the Chairman of the board and the independent directors; (iv) approve information sent to the board; (v) approve meeting agendas for the board; (vi) approve meeting schedules for the board to assure that there is sufficient time for discussion of all agenda items; and (vii) have such other duties and responsibilities as may be assigned by the board from time to time.
RISK OVERSIGHT
The board of directors monitors and assesses key business risks directly through deliberations of the board of directors and also by way of delegation of certain risk oversight functions to be performed by committees of the board of directors. The board of directors responsibilities include, among other matters:
•	Review and approval of the Company’s annual operating and capital spending plan and review of management’s updates as to the progress against the plan and any related risks and uncertainties.
•
Periodic consideration of the balance of risk and opportunities presented by the Company’s medium to long-term strategic plan and the potential implications of success and failure in one or more of the Company’s key drug development programs.

•	Regular consideration of the risks and uncertainties presented by alternative clinical development strategies.
•	Periodic review and oversight of information technology (e.g., cybersecurity) risks and opportunities.
•
Regular review of the progress and results of the Company’s clinical development programs and early research efforts including but not limited to the strengths, weaknesses, opportunities and threats for these programs.

•	Periodic review and oversight of material outstanding litigation or threatened litigation.
•	Review and approval of material collaboration partnerships for the further development and commercial exploitation of the Company’s proprietary drug development programs and technologies.

•	Regular review and approval of the annual corporate goals and an assessment of the Company’s level of achievement against these established goals.
•	Regular review of the Company’s financial position relative to the risk and opportunities for the Company’s business.
•	Periodic review of the Company’s intellectual property estate.
•	Periodic review and assessment of CEO succession planning.
•	Periodic review of the Company’s compensation programs.
•	Periodic review and assessment of the Company’s environment, social and governance-related policies.
The discussion above of risk oversight matters reviewed by the board of directors is intended to be illustrative only and not a complete list of all important matters reviewed and considered by the board of directors in providing oversight and direction for the Company’s senior management and business.
The risk oversight function of the board of directors is also administered through various board committees. The Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors. The Audit Committee also periodically reviews the Company’s investment policy for its cash reserves, corporate insurance policies, information technology infrastructure and general fraud monitoring practices and procedures, including the maintenance and monitoring of a whistleblower hotline and the segregation of duties and access controls across various functions. To assist the Audit Committee in its risk management oversight function, the internal auditor has a direct reporting relationship to the Audit Committee. The Company’s internal audit function is focused on internal control monitoring and activities in support of the Audit Committee’s risk oversight function.
The Organization and Compensation Committee is responsible for the design and oversight of the Company’s compensation programs as well as succession planning for the chief executive officer position and other key executive positions. The Organization and Compensation Committee regularly considers whether the Company’s compensation policies and practices create risks that could have a material adverse impact on the Company and has concluded that they do not based on several design features of our compensation program that we believe reduces the likelihood of excessive risk-taking, including the following:
•	the compensation plan design provides a mix of base salary, short-term incentive compensation opportunity and equity compensation earned over multiple-year periods;
•
the determination of the corporate performance rating under the annual bonus plan is based on our achievement of a diversified mix of development, research, organizational and financial objectives. Thus, the achievement of any single corporate objective does not have a disproportionate impact on the aggregate annual bonus awarded;

•	each employee’s annual cash bonus is determined by a combination of the corporate performance rating and a subjective determination of individual performance;
•	the maximum payout levels for annual incentive bonuses are capped at 200% of each employee’s annual target bonus;
•
a substantial portion of each executive’s compensation opportunity is in the form of long-term equity incentives, which help to further align the long-term interests of our executives with those of our stockholders;

•
all employees are subject to our security trading policy which prohibits trading in derivative securities (i.e., puts or calls), short selling, and any trading in the Company’s securities on margin; and

•
each executive officer is subject to our claw-back policy which provides that any compensation received by an executive officer based upon the achievement of financial results that are subsequently revised is subject to cancellation or a reimbursement obligation.

The Nominating and Corporate Governance Committee periodically reviews the Company’s corporate governance practices, including certain risks that those practices are intended to address. The committee periodically reviews the composition of the board of directors to help ensure that a diversity of skills and experiences is represented by the members of the board of directors taking into account the stage of growth of the Company and its strategic direction.
In carrying out their risk oversight functions, the board of directors and its committees routinely request, and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The board of directors is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a research-based development stage biopharmaceutical company and the fast-paced changes in the biopharmaceutical industry. In that regard, in 2024 the Company maintained a risk management committee composed of senior managers in charge of important functional areas that regularly reported to the board of directors or one of its designated committees.
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq Capital Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Consistent with these standards, after review of all relevant transactions (if any) or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, the board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Robin, our President and Chief Executive Officer.
As required under applicable Nasdaq listing standards, in the 2024 fiscal year, our independent directors met five times in regularly scheduled executive sessions. The Lead Director, Mr. Whitfield, presided over such sessions at which only independent directors were present.
INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS
The board of directors has three regularly constituted committees: an Audit Committee, an Organization and Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information as of December 31, 2024, for each of the board committees:

Name	Audit	Organization and Compensation	Nominating and Corporate Governance
Jeff Ajer	X	X
Diana Brainard, M.D.		X*	X
Robert B. Chess
R. Scott Greer	X*	X	X
Howard W. Robin
Roy A. Whitfield	X		X*
Total meetings in the 2024 fiscal year	5	5	3

*	Committee Chairperson
Below is a description of each standing committee of the board of directors. The board of directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us.

AUDIT COMMITTEE
The Audit Committee of the board of directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee:
•	evaluates the performance of and assesses the qualifications of our independent registered public accounting firm;
•	determines whether to retain or terminate our independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;
•
reviews and determines the engagement of the independent auditors, including the overall scope and plans for their respective audits, the adequacy of staffing and compensation, and negotiates and executes, on behalf of the Company, engagement letters with the independent auditors;

•
establishes guidelines and procedures with respect to the rotation of the lead or coordinating audit partners having primary responsibility for the audit and the audit partner responsible for reviewing the audit;

•
reviews and approves the retention of the independent registered public accounting firm for any permissible non-audit services and, at least annually, discusses with our independent registered public accounting firm, and reviews, that firm’s independence;

•
obtains and reviews, at least annually, a formal written statement prepared by the independent registered public accounting firm delineating all relationships between the independent registered public accounting firm and the Company and discusses with the independent registered public accounting firm, and reviews, its independence from management and the Company;

•
reviews with the independent registered public accounting firm any management or internal control letter issued or, to the extent practicable, proposed to be issued by the independent registered public accounting firm and management’s response;

•	reviews with management and the independent registered public accounting firm the scope, adequacy and effectiveness of our financial reporting controls;
•
reviews and discusses with management, the Company’s risk management committee, the internal auditor and the independent registered public accounting firm, as appropriate, the Company’s major financial risks, the Company’s policies for assessment and management of such risks, and the steps to be taken to control such risks;

•	reviews and evaluates the Company’s information technology (e.g., cybersecurity) processes and risks;
•
establishes and maintains procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•
investigates and resolves any disagreements between our management and the independent registered public accounting firm regarding our financial reporting, accounting practices or accounting policies and reviews with the independent registered public accounting firm any other problems or difficulties it may have encountered during the course of the audit work;

•	meets with senior management and the independent registered public accounting firm in separate executive sessions;
•	reviews the consolidated financial statements to be included in our quarterly reports on Form 10-Q and our annual reports on Form 10-K;
•
discusses with management and the independent registered public accounting firm the results of the independent registered public accounting firm’s review of our quarterly consolidated financial statements and the results of our annual audit and the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports and reviews the Company’s environmental, social and governance (“ESG”) disclosures in our periodic reports;

•
reviews and discusses with management and the independent registered public accounting firm any material financial arrangements of the Company which do not appear on the financial statements of the Company and any significant transactions or courses of dealing with parties related to the Company;

•	reviews with management and the independent registered public accounting firm significant issues that arise regarding accounting principles and financial statement presentation;
•	oversees the Company’s internal audit function;
•
discusses with management and the independent registered public accounting firm any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s consolidated financial statements, financial reporting process or accounting policies;

•	oversees the preparation of the Audit Committee report to be included in the Company’s annual report or proxy statement; and
•
reviews the Company’s investment policy for its cash reserves, corporate insurance policies, information technology infrastructure and general fraud monitoring practices and procedures, including the maintenance and monitoring of a whistleblower hotline and the segregation of duties and access controls across various functions.

The Audit Committee has the authority to retain special legal, accounting or other professional advisors to advise the committee as it deems necessary, at our expense, to carry out its duties and to determine the compensation of any such advisors.
Mr. Greer currently serves as the Chairperson of the Audit Committee of our board of directors. The board of directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent. During the 2024 fiscal year, the board of directors determined that Mr. Greer also qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The board of directors made a qualitative assessment of Mr. Greer’s level of knowledge and experience based on a number of factors, including his formal education and prior experience as a Chief Executive Officer and Chief Financial Officer at public reporting companies and as the chairperson of public company audit committees. The Audit Committee has adopted a written Audit Committee charter that is available on our corporate website at www.nektar.com.
ORGANIZATION AND COMPENSATION COMMITTEE
The Organization and Compensation Committee of the board of directors administers the variable compensation programs and reviews management’s recommendations for organization structure and development of the Company. Additionally, the Organization and Compensation Committee reviews and in some cases approves the type and level of cash and equity-based compensation for officers, employees and consultants of the Company, and recommends certain compensation actions to the board of directors for review and approval. The Organization and Compensation Committee:
•	reviews and approves the structure and guidelines for various incentive compensation and benefit plans;
•	may grant equity awards under the various equity incentive compensation and benefit plans or any inducement plans established under Nasdaq Listing Rule 5635(c)(4) and IM-5635-1;
•
approves the compensation for the executive officers of the Company, including the President and Chief Executive Officer, and those vice-president level employees that report directly to the President and Chief Executive Officer, including, but not limited to, annual salary, bonus, equity compensation and other benefits;

•
recommends the compensation levels for the members of the board of directors who are not employed by us or our subsidiaries (“non-employee directors”) for approval by the independent members of the board of directors;

•
reviews the operation of the Company’s executive compensation programs to determine whether they remain supportive of the Company’s business objectives and are competitive relative to comparable companies and establishes and periodically reviews policies for the administration of executive compensation programs;

•
reviews the Company’s executive compensation arrangements to evaluate whether incentive and other forms of compensation do not encourage inappropriate or excessive risk taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s executive compensation arrangements;

•
reviews and discusses with management and the Company’s risk management committee, as appropriate, the Company’s major risks relating to the purview of the Organization and Compensation Committee, the Company’s policies for assessment and management of such risks, and the steps to be taken to control such risks;

•	oversees the preparation of the Organization and Compensation Committee report to be included in the Company’s annual proxy statement and Annual Report on Form 10-K;
•	reviews and reassess the adequacy of the Organization and Compensation Committee charter on at least an annual basis;
•	reviews management recommendations on organization structure and development, including succession planning; and
•	reviews performance of the executive officers and vice-president level employees that report directly to the Chief Executive Officer; and
•
periodically reviews and discusses with management the Company’s diversity, talent, and culture strategy, which may include human capital programs and policies regarding management development, talent planning, diversity and inclusion initiatives, and employee engagement.

The Organization and Compensation Committee takes into account our President and Chief Executive Officer’s recommendations regarding the compensatory arrangements for our executive officers, although our President and Chief Executive Officer does not participate in the deliberations or determinations of his own compensation. In particular, the Organization and Compensation Committee considered our President and Chief Executive Officer’s recommendations for 2024 regarding determination of annual base compensation, award of annual performance-based bonus compensation and the equity granted to our executive officers excluding himself. While the Organization and Compensation Committee considers and appreciates the input and expertise of management in making its decisions, it does ensure that an executive session where no management is present is included in the agenda for every committee meeting. The Organization and Compensation Committee’s charter gives the committee the sole authority to retain independent counsel, compensation and benefits consultants or other outside experts or advisors that it believes to be necessary or appropriate. During 2024, the Organization and Compensation Committee continued to retain the services of Aon’s Human Capital Solutions practice, a division of Aon, plc (“Aon”), a nationally recognized executive compensation consulting firm that performs compensation benchmarking, analysis and design services. Aon was engaged in 2024 to provide regulatory, legislative updates and market trend analysis, to provide analysis on our compensation programs, to provide recommendations and advice on the structure, elements and amounts of compensation provided to our non-employee directors, to provide recommendations and advice on our peer companies, to review the Compensation Discussion and Analysis, to provide pay-versus performance analysis, and to provide executive compensation analysis as needed. The Company subscribes to Aon’s general compensation survey services for ongoing trends information in addition to the executive and director compensation services it performs at the request of the Organization and Compensation Committee. In 2024, we paid Aon $20,162 for provision of sector specific survey services to understand the market conditions at all levels in the Company. After consideration of such services and other factors prescribed by the SEC for purposes of assessing the independence of compensation consultants, we have determined that no conflicts of interest exist between the Company and Aon (or any individuals providing such services to the committee on Aon’s behalf).
The Organization and Compensation Committee may delegate to its subcommittees such authority as it deems appropriate, except for the authority the committee is required to exercise by applicable law or regulation. The Organization and Compensation Committee has delegated certain limited authority to grant equity awards under our stock incentive plan to a committee comprised of management representatives. This committee may not approve award grants to anyone serving as an executive officer or director of the Company. Other than the authority delegated to this committee, the Organization and Compensation Committee has no current intention to delegate any of its authority to any other committee or subcommittee.

The current members of the Organization and Compensation Committee are Dr. Brainard, who chairs the committee, Mr. Ajer and Mr. Greer. The board of directors annually reviews the Nasdaq listing standards definition of independence for Organization and Compensation Committee members and has determined that all members of our Organization and Compensation Committee are independent. The Organization and Compensation Committee charter can be found on our corporate website at www.nektar.com.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee:
•	establishes criteria for board membership, including standards for independence, and considers and assesses the independence of the directors;
•	evaluates board composition and performance;
•	identifies, reviews and recommends the board of directors’ selected candidates to serve as directors;
•	considers stockholder recommendations for director nominations and other proposals submitted by stockholders;
•	reviews the adequacy of, and compliance with, our Code of Business Conduct and Ethics;
•	administers and oversees all aspects of our corporate governance functions on behalf of the board of directors;
•	monitors regulatory and legislative developments in corporate governance, as well as trends in corporate governance practices, and makes recommendations to the board of directors regarding the same;
•
reviews and discusses with management and the Company’s risk management committee, as appropriate, the Company’s major risks relating to the purview of the nominating and corporate government committee, the Company’s policies for assessment and management of such risks, and the steps to be taken to control such risks;

•
establishes and oversees procedures for the receipt, retention and treatment of complaints received by the Company with respect to legal and regulatory compliance (except for compliance relating to accounting, internal accounting controls, auditing matters and financial disclosure and reporting);

•
provides recommendations to the board of directors to establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal, business or other matters that may arise; and

•	assist in the development and recommend to the board of directors, as appropriate, policies and programs with respect to ESG matters relevant to the company’s business.
The Nominating and Corporate Governance Committee believes that candidates for director should possess the highest personal and professional ethics, integrity and values, be committed to represent our long-term interests and those of our stockholders, possess diverse experience at policy-making levels in business, science and technology, possess key personal characteristics such as strategic thinking, objectivity, independent judgment, intellect and the courage to speak out and actively participate in meetings, as well as have sufficient time to carry out the duties and responsibilities of a board member effectively.
Candidates for director nominees are reviewed in the context of the current composition of the board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the committee considers diversity, age, skills and such other factors as it deems appropriate given our current needs and those of our board to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee also periodically reviews the overall effectiveness of the board, including board attendance, level of participation, quality of performance, self-assessment reviews and any relationships or transactions that might impair director independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the board by majority vote. We have paid fees to third party search firms in the past to assist in our process of identifying or evaluating director candidates.
The Nominating and Corporate Governance Committee of our board of directors will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information, relevant qualifications and other information required by our bylaws to our Secretary at our principal executive offices before the deadline set forth in our bylaws. All written submissions received from our stockholders will be reviewed by the Nominating and Corporate Governance Committee at the next appropriate meeting. The Nominating and Corporate Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our board.
The current members of the Nominating and Corporate Governance Committee comprise Mr. Whitfield, who chairs the committee, Dr. Brainard and Mr. Greer. The board of directors annually reviews the Nasdaq listing standards definition of independence for the Nominating and Corporate Governance Committee and has determined that all members of our Nominating and Corporate Governance Committee are independent. The Nominating and Corporate Governance Committee charter can be found on our corporate website at www.nektar.com.
BOARD COMPOSITION
The current members of our board of directors represent a desirable mix of backgrounds, skills and experiences, and are all believed to share the key personal characteristics described above. Below are some of the specific experiences and skills of our directors.
Jeff Ajer
Mr. Ajer, has more than 25 years of biotechnology industry experience within rare disease and specialty medicine. Mr. Ajer was the former Executive Vice President and Chief Commercial Officer at BioMarin Pharmaceutical Inc. Mr. Ajer serves on the board of directors of Viridian Therapeutics, Inc. a publicly-traded clinical stage biopharmaceutical focused on medicines for serious and rare diseases. He also serves on the advisory board of Serna Bio, a private preclinical biotech company working in the field of RNA-targeted therapeutics. Mr. Ajer has extensive knowledge and expertise of the biotechnology industry.
Diana Brainard, M.D.
Dr. Brainard has more than 20 years of experience in the biopharmaceutical industry and academic medicine and has authored more than 200 publications. She currently serves as an Entrepreneur Partner at MPM BioImpact, a biotechnology investment firm, and previously served as the Chief Executive Officer and a member of the board of directors of AlloVir, Inc., a public reporting company.
Robert B. Chess
Mr. Chess is our Chairman and former President and Chief Executive Officer and has a deep understanding of our business. Having founded and led private and public companies, Mr. Chess has strong experience leading growing companies in our industry. Due to his long association with the Company as a director and senior executive leader at various times, he possesses significant knowledge and perspective on the history and development of the Company. Mr. Chess is a prominent participant in our industry, was a long-time member of the board of our industry association, and is on the board of trustees and faculty of leading academic institutions.
R. Scott Greer
Mr. Greer has a proven track record as an entrepreneur and senior executive with extensive experience in the biotechnology industry, most recently with Abgenix, Inc., until its acquisition by Amgen, Inc. in 2006. Mr. Greer has held senior executive and finance positions at other companies in our industry and previously served as a director of several other companies in the biopharmaceutical and medical device industries, including as the Chairman of the Board of several companies. He possesses strong expertise in biotech industry strategy, business models, and finance and has served on compensation, governance and audit committees.
Howard W. Robin
Mr. Robin is our President and Chief Executive Officer. Mr. Robin has over 25 years of experience in the pharmaceutical and biotechnology industries in a variety of roles of increasing responsibility and, prior to becoming our chief executive officer, was the chief executive officer and president and a director of Sirna Therapeutics, a development stage biotechnology company. The board of directors has determined that Mr. Robin’s position as president and chief executive officer provides him with important insight into the Company’s opportunities, risks, strengths and weaknesses, as well as its organizational and operational capabilities, which is valuable to the board of directors in making strategic decisions and performing its oversight responsibilities.
Roy A. Whitfield
Mr. Whitfield has a strong strategy development and leadership background in the biotechnology and medical industries. He is a former strategy consultant from a major consulting firm, was the founder and chief executive officer of a public biotechnology company and has held executive positions in various segments of the health care industry. He has extensive corporate governance experience through his service on other public company boards in the pharmaceutical and life sciences industries.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The board of directors will consider any written or electronic communication from our stockholders to the board, a committee of the board or any individual director. Any stockholder who wishes to communicate to the board of directors, a committee of the board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received will be forwarded by our Secretary to the board of directors, a committee of the board or an individual director, as appropriate, on a periodic basis, but in any event no later than the board of directors’ next scheduled meeting. The board of directors, a committee of the board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at http://ir.nektar.com/governance. Amendments to, and waivers from, the code of business conduct and ethics that apply to any director, executive officer or persons performing similar functions will be disclosed at the website address provided above and, to the extent required by applicable regulations, on a Current Report on Form 8-K filed with the SEC.
ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
As of December 2024, the Organization and Compensation Committee consisted of three independent directors: Dr. Brainard, Mr. Ajer and Mr. Greer. No director who served on the Organization and Compensation Committee in 2024 was, or has been, an officer or employee of us, nor has any director had any relationships requiring disclosure under the SEC rules regarding certain relationships and related-party transactions. None of our executive officers served on the board of directors or the Organization and Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our board of directors or Organization and Compensation Committee.

DIRECTOR COMPENSATION TABLE—FISCAL 2024
Each of our non-employee directors participates in our Amended and Restated Compensation Plan for Non-Employee Directors (the “Director Plan”). Only our non-employee directors are eligible to participate in the Director Plan. The following table shows the fees earned or paid to our non-employee directors for the fiscal year ended December 31, 2024.

Name(1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	All Other Compensation ($) (e)	Total ($) (f)
Jeff Ajer	87,000	—	110,939	—	197,939
Diana Brainard, M.D.	87,000	—	110,939	—	197,939
Robert Chess	128,500	—	110,939	—	239,439
Myriam Curet, M.D.(3)	38,000	—	—	—	38,000
R. Scott Greer	113,000	—	110,939	—	223,939
Roy A. Whitfield	120,000	—	110,939	—	230,939

(1)
Mr. Robin, our President and Chief Executive Officer, is not included in this table as he was an employee of the Company in 2024 and received no additional compensation for his services in his capacity as a director. Please see the “Summary Compensation Table – Fiscal 2022-2024” for information regarding the compensation Mr. Robin received as our President and Chief Executive Office.

(2)
Amounts reported represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, which excludes the effects of estimated forfeitures. For a complete description of the assumptions made in determining the valuation, please refer to Note 13 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024. Each of our then-serving non-employee directors received a stock option for 120,000 shares for his or her annual stock option grant on September 18, 2024. As of December 31, 2024, each of our non-employee directors had the following number of stock options outstanding: Mr. Ajer: 342,750; Dr. Brainard: 262,120; Mr. Chess: 309,000; Mr. Greer: 309,000; and Mr. Whitfield: 309,000.

(3)	Ms. Curet’s term as a director expired on June 8, 2024. As of December 31, 2024, Ms. Curet has 167,400 stock options outstanding.
The 2024 compensation for the Company’s non-employee directors was recommended by the Organization and Compensation Committee to the Board following the receipt of a report from our independent compensation consultant, which in 2024 was Aon, which contained an analysis of prevailing market practices regarding levels and types of non-employee director compensation, including the non-employee director compensation practices of our 2024 peer group set forth below in the section entitled “Compensation Discussion and Analysis”, and a comparative assessment of our non-employee director compensation to such peers and market practices. On at least an annual basis, qualified experts deliver a presentation to the Organization and Compensation Committee about recent developments and best practices related to non-employee director compensation.
Effective January 1, 2024 the annual retainer for non-employee directors was $55,000 (“Annual Retainer”). In addition to the Annual Retainer, the Chairperson of the Board of Directors received an additional annual retainer of $50,000 for a total of $105,000, and the Independent Lead Director of the Board of Directors received an additional annual retainer of $25,000 for a total of $80,000. The annual retainer amount was $25,000 for the Chair of the Audit Committee and $12,000 for members other than the Chair, $20,000 for the Chair of the Compensation Committee and $10,000 for members other than the Chair of the Compensation Committee, and $15,000 for the Chair of the Governance Committee and $8,000 for members other than the Chair of the Governance Committee. The Chair and members of any new committees would receive an additional annual retainer of $5,000, unless otherwise specified in the resolutions duly forming such new committee.
In September of each year, each non-employee director is eligible to receive an equity award consisting of either all stock options or a combination of stock options and RSUs, as determined by the board of directors. These equity awards vest over a period of one year (monthly for stock options and upon the one year anniversary date for RSUs) and include a number of shares as determined annually by the board of directors. In September 2024 our then-serving non-employee directors received 120,000 stock options. No RSUs were granted. Upon initial appointment to the board of directors, each non-employee director is eligible to receive an equity award consisting of either all stock options or a combination of stock options and RSUs. These initial equity awards vest over a period of three years from the date of appointment and will be at a level based on 180% of the most recent annual equity compensation grant to non-employee directors, as determined annually by the board of directors. The exercise price of stock options granted is equal to the closing price of the Company’s common stock on the grant date. Following completion of a non-employee director’s service on the board of directors, his or her stock options will remain exercisable for a period of thirty-six months (or, if earlier, the end of the maximum term of the option). The term of stock options granted to non-employee directors is eight years. In the event of a change of control, the vesting of each option or RSU award held by each non-employee director will accelerate in full as of the closing of such transaction. In the event of death or disability, each RSU of the non-employee director will vest immediately. In the event a non-employee director ceases to continue their service on the board of directors at the Company’s annual shareholder meeting or any date thereafter, any unvested restricted stock unit award(s) of such non-employee director shall vest upon the cessation of such service on a pro rata basis calculated by the number of completed whole months of completed service during the vesting period.
The Director Plan includes non-binding ownership guidelines for non-employee directors stating that each non-employee director should own shares of our common stock equal to at least three times the value of the annual board cash retainer. The minimum stock ownership level was to be achieved by each non-employee director within five years of the date of his or her first appointment to the board of directors. Each of our non-executive directors with over five years of service on the board of directors has met the ownership guidelines previously. The board of directors understands that the recent unexpected drop in the share price of our common stock has caused a temporal diminution in the value of the common stock owned by one non-executive director so as to currently equal less than three times the value of the annual board cash retainer. As allowed by our ownership guidelines, the board of directors will continue to monitor the situation and, if necessary, develop an alternative stock ownership guideline that reflects the intention of these guidelines. Our 2017 Plan also limits the aggregate value of cash compensation and the grant date fair value (computed in accordance with generally accepted accounting principles) of shares of Common Stock that may be paid or granted during any calendar year to any non-employee director with a maximum of $1,200,000 for existing non-employee directors and $2,200,000 for new non-employee directors.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis is designed to provide our stockholders with an understanding of our executive compensation philosophy and decision-making process. Pursuant to the rules promulgated by the SEC, it discusses the principles underlying the structure of the compensation arrangements of our named executive officers (collectively, “NEOs”) identified in the table below. Unless noted otherwise, any reference within the Compensation Discussion and Analysis to decisions made by the board of directors refers to the decisions made by the independent members of the board of directors only.

Name	Title
Howard W. Robin	President and Chief Executive Officer
Sandra Gardiner(1)	Interim Chief Financial Officer
Mark A. Wilson	Chief Legal Officer
Jonathan Zalevsky, Ph.D.	Chief Research and Development Officer

(1)
Ms. Gardiner was appointed our Interim Chief Financial Officer as of April 17, 2023. Ms. Gardiner is a partner at FLG Partners, and provides services as Interim Chief Financial Officer as an outside consultant pursuant to a consulting agreement between the Company and FLG Partners.

Executive Summary
We are a clinical stage, research-based drug discovery biopharmaceutical company focused on discovering and developing innovative medicines in the field of immunotherapy. Within this growing field, we direct our efforts toward creating new immunomodulatory agents that selectively induce, amplify, attenuate or prevent immune responses in order to achieve desired therapeutic outcomes. We apply our deep understanding of immunology to identify and create innovative drug candidates and use our drug development expertise to advance these molecules through preclinical and clinical development. Our pipeline of clinical-stage and preclinical-stage immunomodulatory agents targets the treatment of autoimmune diseases (e.g. rezpegaldesleukin and NKTR-0165, respectively) and cancer (e.g. NKTR-255). We continue to make significant investments in building and advancing our pipeline of drug candidates as we believe that this is the best strategy to build long-term shareholder value.
By modulating the immune system, our drug candidates target pathways that play critical roles in a wide range of serious diseases. In autoimmune diseases, our focus is on addressing imbalances in the immune system to restore the body’s self-tolerance mechanisms and to achieve immune homeostasis. A failure of the body’s self-tolerance mechanisms enables the formation of pathogenic T cells that cause the immune system to mistakenly attack and damage healthy cells in a person’s body. Current systemic treatments for autoimmune diseases, including corticosteroids and anti-TNF agents, suppress the immune system broadly and come with severe side effects. Pharmaceutical agents designed to rebalance the immune system by increasing the function of regulatory T cells (Treg cells), powerful inhibitory immune cells, could be used to treat patients suffering from autoimmune disorders and inflammatory diseases.
Our drug candidate rezpegaldesleukin is a potential first-in-class resolution therapeutic that may address this underlying immune system imbalance in people with autoimmune disorders and inflammatory diseases. It is designed to target the interleukin-2 (IL-2) receptor complex in the body in order to stimulate proliferation of Treg cells. By activating these cells, rezpegaldesleukin may act to bring the immune system back into balance. Rezpegaldesleukin is being developed as a once or twice monthly self-administered injection for a number of autoimmune disorders and inflammatory diseases. In late October 2023, we initiated a Phase 2b clinical study of rezpegaldesleukin in patients with moderate-to-severe atopic dermatitis, which remains on track for a topline data readout in the first half of 2025. On February 11, 2025, we announced that the U.S. Food and Drug Administration had granted Fast Track designation for rezpegaldesleukin for the treatment of adult and pediatric patients 12 years of age and older with moderate-to-severe atopic dermatitis whose disease is not adequately controlled with topical prescription therapies or when those therapies are not advisable. In March 2024, we initiated a Phase 2b clinical study of rezpegaldesleukin in patients with severe-to-very severe alopecia areata, which remains on track for a topline data readout in the second half of 2025. On February 24, 2025, we announced that we had entered into a clinical trial agreement with TrialNet, an international clinical trial network focused on diabetes research, to evaluate rezpegaldesleukin in patients with new onset stage 3 type 1 diabetes mellitus. We developed rezpegaldesleukin and own full rights to this drug candidate.

We believe that our preclinical tumor necrosis factor receptor type II (TNFR2) agonist asset (NKTR-0165) is a potentially unique bivalent antibody that selectively stimulates TNFR2 receptor activity, without modulation of the TNFR1 signaling. TNFR2 signaling drives immunoregulatory function and can provide a direct protective effect for tissue cells. TNFR2 is highly expressed on Tregs, neuronal cells and endothelial cells and has been shown to potentiate the suppressive effects and overall functional properties of Tregs. Our focus is on TNFR2 antibody candidates that show selective Treg cell binding and signaling profiles that may be potentially developed for treatment of autoimmune diseases, such as ulcerative colitis, multiple sclerosis and vitiligo. We are currently conducting Investigational New Drug (IND) enabling studies for this program, after having exercised an option to gain an exclusive license to specified agonistic antibodies and other materials that were developed pursuant to a research collaboration and license option agreement we entered into with Biolojic Design, Ltd. in 2021, with the goal of preparing for an IND submission in the second half of 2025.
In oncology, we focus on developing medicines based on targeting biological pathways that stimulate and sustain the body’s immune response in order to fight cancer. NKTR-255 is an investigational biologic that is designed to target the interleukin-15 (IL-15) pathway in order to activate the body’s innate and adaptive immunity. Activation of the IL-15 pathway enhances the survival and function of natural killer (NK) cells and induces survival of both effector and CD8+ memory T cells. Recombinant human IL-15 is rapidly cleared from the body and must be administered frequently and in high doses limiting its utility due to toxicity. Through optimal engagement of the IL-15 receptor complex, NKTR-255 is designed to enhance functional NK cell populations and the formation of long-term immunological memory, which may lead to sustained and durable anti-tumor immune response. We are continuing select developmental studies of NKTR-255 in combination with cell therapies and checkpoint inhibitors while we evaluate additional strategic partnership pathways for the program.
We believe our business strategy has the potential to create significant value to our stockholders if one or more of our current drug candidates demonstrates positive clinical results, receives regulatory approval in one or more major markets and achieves commercial success. Some of the significant accomplishments the Company achieved in 2024 are highlighted below:
•
In March 2024, we completed a $30 million private placement financing (“PIPE”) with TCGX. In the PIPE, we sold 25 million shares of our common stock, in the form of a pre-funded warrant, at a price of $1.20 per share, which represented a premium of approximately 80% to our 30-day volume-weighted average price at the time of sale.

•
In March 2024, we and entities managed by Healthcare Royalty Management LLC (“HCR”) amended our 2020 Purchase and Sale Agreement to remove the cap on the royalties received by HCR in exchange for an additional $15 million payment to the Company.

•
In March 2024, we initiated our Phase 2b clinical trial evaluating rezpegaldesleukin in patients with severe to very severe alopecia areata and which we completed target enrollment of in February 2025.

•
In June 2024, we presented first preclinical data on NKTR-0165, our TNFR2 agonist antibody being developed for the treatment of inflammatory diseases, at the European Alliance of Associations for Rheumatology 2024 Congress.

•
In October 2024, we published peer-reviewed data from two Phase 1b studies of rezpegaldesleukin in Nature Communications highlighting the efficacy, safety, and tolerability of rezpegaldesleukin in patients with atopic dermatitis and psoriasis.

•
In October 2024, we successfully negotiated and entered into an Amended and Restated Manufacturing and Supply Agreement with UCB Pharma to supply PEG reagent for their manufacturing of CIMZIA® and dapirolizumab pegol, which, among other things, extended the term of the agreement, committed UCB to “take or pay” minimum supply quantities and increased the selling price of the PEG reagent.

•
In December 2024, we announced results of our Phase 2 proof-of-concept study evaluating NKTR-255 as an adjuvant treatment to enhance complete response rate and durability following CD19-directed CAR-T therapy in patients with relapsed/refractory Large B-cell Lymphoma at the 66th ASH Annual Meeting and Exposition in San Diego, California.

•
In December 2024, we completed the sale of our manufacturing facility in Huntsville, Alabama to Ampersand Capital Partners, a Boston-based private equity firm, for consideration of $64.7 million in cash, net of transaction costs, and an approximate 20% equity interest at the time of close in Gannet BioChem, a newly-created Ampersand portfolio company.

Compensation Highlights
We consider the intellectual capital of our employees to be an essential driver of our business and key to the successful execution of our strategy. Accordingly, we aim to attract and retain high-performing executives, and our executive officer compensation program is designed to reward achievement of important business goals and to pay for performance. We also recognize that the biotechnology industry is characterized by high stock price volatility, uncertainty and intense competition and that the Company’s stock price at any given point in time may not be reflective of the Company’s accomplishments and performance over a sustained period. We use a variety of performance-based compensation elements, including long-term equity awards that have both time and performance-based vesting criteria and annual cash incentives that are based on both corporate performance and an individual’s performance, in order to align our NEOs’ interests with those of our stockholders. We believe this incentivizes our management team to invest in and to develop strategies that will create long-term growth and value for our stockholders.
In 2024, our board of directors and Organization and Compensation Committee took the following key compensation actions:
•
Base salaries – We had previously not awarded any merit-based increases to our NEOs’ base salaries since 2022. For 2025, our NEOs’ 2025 base salaries received a 2% increase from 2024 base salary levels to remain competitive within our peer group.

•
Alignment of CEO bonus to corporate goal achievement – Beginning in 2021, to further align CEO performance with the performance of the Company, we directly align the annual cash incentive that may be earned by the CEO with the corporate achievement rating determined by the board of directors.

•
Annual cash incentives for NEOs – Our NEOs, other than the CEO, may earn annual cash incentives that are based on the Company’s corporate performance (as measured against predefined corporate objectives set annually by the board of directors), which may be further adjusted based on individual performance.

•
Long-term Incentives – Our long-term incentives are intended to motivate executives to deliver long-term stockholder value and to reward their achievement of specific business goals that will advance our business strategy. Consistent with our philosophy of pay for performance, in 2024 we granted our NEOs long-term equity awards in the form of stock options only, half of which have performance-based vesting criteria that will vest only if the Company achieves certain defined performance milestones within five years.

•
Performance-Based Compensation – We believe that a significant portion of our executive’s compensation should be performance-based. Reflective of our “pay-for-performance” philosophy, the total compensation of our NEOs has generally aligned with our stock price performance and the total compensation received by our NEOs in 2023 and 2024 was reduced significantly in comparison to prior years.

•
Peer Group Alignment – In June 2024, we conducted our annual compensation peer group review, with input from our independent compensation consultant to align our peer group companies to appropriate selection criteria in light of our reorganized company and new strategic priorities.

•
Enhanced disclosures – In order to provide transparency for our stockholders and assist them in understanding the alignment between NEO pay and performance of corporate objectives, we have continued to provide enhanced disclosures concerning long-term incentive and short-term incentive grants, including specific targets and achievements met by the Company.

How Our Pay Program Works
We believe that the design and structure of our pay program, and in particular our incentive plans, supports our business strategy while successfully aligning executive focus and interests with those of our stockholders.

The business achievements described herein would not be possible without our talented executive team. We believe that each element chosen for our executive compensation program helps us to achieve our compensation objectives. We use the following framework to achieve our pay program objectives:

Base Salary
Base salaries are set to be competitive within our industry with consideration for, among other things, an individual’s responsibilities, market data and individual contribution.

We have previously not awarded any merit-based increases to our NEOs’ base salaries since 2022. Our NEO’s 2024 salaries remained at the same level as 2022 salaries. For 2025, our NEO’s 2025 base salaries received a 2% increase from 2024 base salary levels to remain competitive within our peer group.

Annual Cash Incentives
Annual incentives are intended to motivate and reward executives for the achievement of important short-term goals and milestones that we believe contribute to the creation of long-term stockholder value.

In 2024, annual cash bonuses were awarded to NEOs based on the Company’s achievement of pre-established corporate goals, including clinical development, research and business development, and financial objectives, as well as any significant achievements outside the pre-established goals. Consistent with historic practice since 2021, the cash incentive award for our CEO is based solely on the performance of the Company as determined by the board of directors.

Long-Term Equity Incentives
Our long-term incentives, which include performance-based vesting equity awards and time-based vesting equity awards, are intended to motivate executives to deliver long-term stockholder value and to retain our talented executive team.

In 2024, equity grants were awarded as a mix of time-based (50%) and performance-based (50%) stock options.

Target Pay Mix
Consistent with our pay for performance philosophy, we believe that a significant portion of our executives’ compensation should be “at-risk” and performance-based in order to motivate and align our executive officer’s interests with those of our stockholders. We emphasize performance-based compensation through two separate performance-based compensation methods: (i) our executives are eligible to receive annual cash incentives if they achieve short-term annual corporate objectives that are preapproved by the board of directors and (ii) we grant long-term equity awards that have substantial performance-based criteria designed to promote long-term growth and value creation. In 2024, 50% of the long-term equity incentives granted included performance-based vesting criteria.

Relationship between Company Performance and Executive Pay
The biotechnology industry is characterized by a higher risk profile and by more binary business outcomes than other, more traditional industries. This historically has led to high stock volatility for biotechnology companies. The graph below demonstrates that even with high levels of volatility in stock price, total compensation for Mr. Robin is generally aligned with our stock price performance over the past five years:

$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
17.00
13.97
2.26
0.57
0.93
2020
2021
2022
2023
2024
Year
CEO Total Compensation
Share Price 12/31

COMPENSATION GOVERNANCE PRACTICES
Our Organization and Compensation Committee is responsible for oversight of our compensation program. A significant part of this oversight is aligning management interests with our business strategy and long-term goals, as well as the interests of our shareholders, while also mitigating excessive risk-taking. We continually take steps to strengthen and improve our executive compensation policies and practices. Highlights of our current practices include:

What We Do	What We Do Not Do
Deliver executive compensation primarily through performance-based pay	Do not permit hedging transactions, share pledging, or short sales by employees or directors

Utilize equity awards of which a majority are performance-based and designed to deliver long term stockholder value	Do not permit repricing of stock options without shareholder approval

Have a clawback policy covering cash and equity incentive compensation	Do not provide excessive perquisites

Conduct a regular peer group review with our independent consultant to align the Company’s current profile	Do not provide funded pension or retirement plans (other than a matching contribution of up to $12,000 for 401(k) plan participants that we make available to all employees)

Have double trigger Change-in-Control (CIC) severance plan provisions	Do not provide excise tax gross-ups on CIC payments
Have stock ownership guidelines applicable to our senior	Do not accelerate vesting of equity awards on termination

What We Do	What We Do Not Do
executive officers	(unless in connection with a change of control of the Company)

Utilize independent compensation consulting firm	Do not include the value of equity awards in severance calculations

Conduct a regular review of share utilization for equity compensation	No fixed employment terms

Design our programs to mitigate undue risk	No guaranteed bonus payments

Conduct an annual say-on-pay vote and regular shareholder outreach

ROLE OF STOCKHOLDER SAY-ON-PAY VOTES AND ENGAGEMENT
We provide our stockholders with the opportunity to cast an annual advisory vote to approve our executive compensation program (referred to as a “say-on-pay vote”). At our annual meeting of stockholders held in June 2024, approximately 93% of the votes cast by stockholders present or represented voted in favor of the proposal. After considering the 2024 say-on-pay vote, the Organization and Compensation Committee reaffirmed the design and elements of our executive compensation program. The board of directors and the Organization and Compensation Committee will continue to consider the outcome of our say-on-pay proposals and direct stockholder feedback when making future compensation decisions for the NEOs. Currently, we hold a non-binding advisory vote on the compensation of our NEOs every year.
Engaging with our stockholders helps us to understand how they view us, assists in setting goals and expectations for our performance, and identifies any emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Throughout the year, members of Investor Relations and other subject-matter experts within the Company engage with our stockholders to remain well-informed regarding their perspective on current issues, as well as to address any questions or concerns. These teams serve as liaisons between stockholders, members of senior management and the Board. Additionally, our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We seek stockholder feedback on executive compensation, governance and other matters throughout the year, concentrating our efforts on our largest stockholders.

COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY
In order to continue the execution and growth of our business as described above, we believe that it is vital that we continue to attract, motivate and retain highly experienced and skilled senior leadership by offering competitive base compensation and benefits, performance-based incentives, and the potential for long-term equity compensation in order to ensure that overall total compensation is within common market trends and to meet our talent objectives. Our goal is to structure a meaningful portion of executive compensation such that it will only have value if the senior leadership is successful in building significant long-term value for our business and our stockholders.
Our current compensation programs for the NEOs are determined and approved by the Organization and Compensation Committee of our board of directors. The Organization and Compensation Committee takes into account Mr. Robin’s recommendations regarding the compensatory arrangements for our executive officers, although Mr. Robin does not participate in the deliberations or determinations of his own compensation. The other NEOs do not have any substantive role in determining or recommending the form or amount of compensation paid to any of our executive officers. Our current executive compensation programs are intended to achieve the following four fundamental goals and objectives to:
•	Attract and retain an experienced, highly qualified and motivated executive management team to lead our business;
•	Incentivize and reward sustained long-term performance by aligning significant elements of executive compensation with long-term stockholder value creation;
•	Provide economic rewards for achieving high levels of performance and individual contribution; and
•
Provide total compensation that is competitive, taking into account the experience, skills and performance of the executives required to build and maintain the organization necessary to support our mission to be a leading research-based development stage biopharmaceutical company that discovers and develops innovative medicines in the field of immunotherapy.

When structuring our executive compensation programs to achieve our goals and objectives, we are guided by the following philosophies:
•
Alignment with Long-Term Stockholder Value Creation. Our compensation model is designed to align the economic interests of our executives with long-term stockholder value creation. Under our program, in 2024, 50% of the equity awards granted to our executive officers were performance-based equity awards that only vest if certain performance conditions are met.

•
Pay for Performance. The objective of our executive compensation program is to deliver compensation above industry median for exceptional performance and deliver compensation below the median in performance periods where the Company does not perform well. We will also link each NEOs’ annual merit equity award to an assessment of individual performance or the achievement of what we believe to be rigorous and objective performance achievement milestones or criteria (such as initiating and advancing our clinical trials through new stages).

•
Total Rewards Program. The total compensation program must balance pay for performance elements with selected static non-performance-based elements in order to create a total rewards program that is competitive and will help us attract and retain highly qualified and motivated executives while also considering overall risk management for the Company and our shareholders.

•	Customized Approach. The level of compensation provided to executives must take into account each executive’s role, experience, tenure, performance and expected contributions to our future success.
•
Focus on Achievement of Fundamental Business Goals. The compensation program must be structured so that executives are appropriately incentivized to achieve our short- and long-term goals that are viewed as fundamental to driving long-term value in our business.

We designed our total compensation program to combine short- and long-term components, cash and equity, and fixed and contingent payments, in proportions that we believe are appropriate to achieve each of our fundamental compensation philosophies as described above. It was our intent to design the structure of the compensation program to provide appropriate incentives to reward executives for achieving our long-term goals and objectives, some of the most important of which are building and advancing a robust drug candidate pipeline, including conducting clinical trials, entering into new collaboration partnerships and executing on our current collaborations, increasing the skill level and efficiency of our organization and improving our financial position. We believe that our compensation program has helped us both recruit and retain superior executive talent to continue to build an organization capable of executing on our mission to become a leading research-based development stage biopharmaceutical company.
COMPENSATION DETERMINATION PROCESS
ROLE OF ORGANIZATION AND COMPENSATION COMMITTEE
The Organization and Compensation Committee is responsible for establishing the compensation programs of the Company’s CEO, NEOs and other executives of the Company. It also administers the Company’s equity-based and performance-based compensation plans, including plans under which restricted stock units or stock options are awarded. Accordingly, it is responsible for reviewing base salary and cash and equity incentives payable to executives, including the Company’s CEO and NEOs, and recommending to the board of directors for approval a total compensation package for each executive. The Organization and Compensation Committee also has the authority to grant restricted stock units and options to purchase shares of the Company’s Common Stock to all participants under the Company’s equity award plans, and to determine all terms and conditions of such awards.
ROLE OF MANAGEMENT
To aid the Organization and Compensation Committee in its responsibilities, our CEO provides the committee with recommendations relating to the performance and achievements of each of the NEOs (other than himself). The Organization and Compensation Committee gives considerable weight to the CEO’s performance evaluations of the other NEOs because he has direct knowledge of the criticality of their work, performance and contributions. The Organization and Compensation Committee does not consult with any other executive officers with regard to its decisions. The CEO does not participate in the Organization and Compensation Committee’s deliberations or decisions regarding his own compensation.
ROLE OF COMPENSATION CONSULTANT
In 2024, the Organization and Compensation Committee continued to retain the services of Aon’s Human Capital Solutions practice, a division of Aon, plc (Aon) as its independent executive compensation consultant due to its extensive analytical and compensation expertise in our industry. In this capacity, Aon has advised the Organization and Compensation Committee on compensation matters related to the executive and director compensation programs including:
•	executive and director market pay analysis;
•	reviewing employee equity award framework;
•	reviewing and, when appropriate, suggesting changes to the compensation peer group;
•	development and refinement of executive pay programs and governance practices; and
•	assistance in reviewing the Compensation Discussion and Analysis and other proxy statement disclosures.
The Organization and Compensation Committee has the sole authority to engage and terminate Aon’s services, as well as to approve its compensation. Aon makes recommendations to the committee but has no authority to make compensation decisions on behalf of the committee or the Company. Aon reported to the Organization and Compensation Committee and had direct access to the chairperson and the other members of the committee. Beyond data and advice related to executive and director compensation matters and equity plan design and assistance with proxy statement disclosures, Aon did not provide any other consulting services to us in 2024.
The Organization and Compensation Committee conducted a specific review of its relationship with Aon in 2024 and determined that Aon’s work did not raise any conflicts of interest. Aon’s work has conformed to the independence factors and guidance provided by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC and Nasdaq.

USE OF MARKET DATA AND PEER GROUP ANALYSIS
We regularly review the compensation practices of our peers in response to the fast-moving nature of the biotechnology industry, including merger and acquisition activity, and changes in product pipeline and business stage. As a result of the Company having a combination of multiple drug candidates in diverse therapeutic areas, a mix of wholly-owned and partnered drug products, and, previously, a legacy proprietary manufacturing operation, it is very challenging to identify truly comparable companies. Historically, we conduct an annual peer group review in June of each year.
In June 2023, we engaged Aon to conduct a review and assessment of our peer group. Previously, we had selected our peer group companies by considering companies in a comparable sector and stage with market capitalizations between 0.5x to 3.0x of our market capitalization at the time of review. However, a company’s market capitalization can at times be misaligned with market expectations. We believe that, due to current market conditions and in light of the fact that our market valuation has been trading below our cash value, the use of market capitalization as the primary criteria for selecting our peer group would not best capture an appropriate peer group that is comparable to our company. In consultation with Aon, we calculated and examined the ratio of market capitalization to cash value within peers to determine a median “cash value” multiple, which we applied to our cash value at the time of review to derive an implied valuation of the Company. We then considered for our peer group, companies in a comparable sector and stage with market capitalizations between 0.5x to 3.0x of our implied valuation and further selected our peer group based on comparable financial profile, business and product focus, and development stage. As a result, in June 2023 the Organization and Compensation Committee approved a selection of 19 peer group companies.
In June 2024, the Organization and Compensation Committee reviewed with Aon our peer group and determined that the same metrics from 2023 should be used in setting the 2024 peer group, which peer group is utilized by the Organization and Compensation Committee in evaluating 2025 compensation.
As a result, the following peer group was used approved by the Organization and Compensation Committee for evaluating 2024 - 2025 compensation decisions.

4D Molecular Therapeutics	BioAtla	Kezar Life Sciences
Alector	bluebird bio, Inc.*	Kodiak Sciences
Allakos	CytomX Therapeutics	Olema Pharmaceuticals
ALX Oncology	Erasca	ORIC Pharmaceuticals
Annexon	Gossamer bio	RAPT Therapeutics
Aura Biosciences	IGM Biosciences

Compared to the 2023 peer group, the 2024 peer group differs in that two companies, Alpine Immune Sciences and NGM Bio, were removed on account that these two companies had either been acquired or were in the process of being acquired.
Given that our peer group companies have different market capitalizations than the Company, the Organization and Compensation Committee also reviews equity and total direct compensation data for our executives against the compensation for similarly situated executives at peer companies contained in surveys. Although the Organization and Compensation Committee reviewed and discussed the compensation data for the peer group companies to help inform executive compensation decisions, it does not set compensation at any specific level or percentile based solely on the peer group data. The peer group data and general industry compensation survey data is used only as one reference point considered in making compensation decisions. Other factors considered include an assessment of individual and company performance, competitive market practices, the number of unvested stock options held by the executive and average exercise price (i.e., the retention value) of these options, the number of unvested RSUs, the individual’s overall contributions, and stockholder dilution. However, we do not use a formula or assign a particular weight to any one factor in determining cash and equity award levels.

DESIGN AND ELEMENTS OF OUR COMPENSATION PROGRAM
In 2024, the executive compensation structure featured three primary elements:
•	Base salary;
•
Short-term cash incentives, based on the Company’s achievement of pre-established corporate performance objectives as well as individual performance (except for the CEO, whose short-term cash incentive is based solely on the Company’s performance); and

•	Long-term incentives, awarded as an equal mix of time- and performance-based option grants.
Using the above three elements as a foundation, the Organization and Compensation Committee consulted with Aon, its independent executive compensation consultant, to design a compensation program that provides appropriate incentives and opportunities to the executives, aligns the vesting and performance milestones for equity awards with the Company’s strategic plan, reflects the Company’s current research and clinical developments, and remains market-aligned with industry peer groups, among others. Each element of our compensation program is discussed further below.
BASE SALARY
Base salary is the initial building block of compensation for the NEOs because it provides the executives with a specified basic level of cash compensation, which we believe is important to attract and retain highly skilled and experienced executives. The Organization and Compensation Committee determines base salaries for NEOs and other executive officers by considering competitive pay practices, cost of labor and compensation trends, individual performance and promotions, level and scope of responsibility, experience and internal pay equity. However, the Organization and Compensation Committee does not use a formula or assign a particular weight to any one factor. Rather, the determination of base salary levels is subjective, and base salaries are set at levels that we believe to be reasonably competitive. Since 2021 the Organization and Compensation Committee had not awarded any merit-based increases to our NEO’s base compensation. In December 2024, the Organization and Compensation Committee approved a 2% merit-based increase to each of our NEO’s base compensation for 2025, which was below the merit-based increase awarded to other non-executive employees at the Company.

Name	2023	2024	2025	2024 to 2025 % Increase
Howard W. Robin	$1,084,590	$1,084,590	$1,106,282	2%
Sandra Gardiner(1)	—	—	—	—
Mark A. Wilson	540,000	540,000	550,800	2%
Jonathan Zalevsky, Ph.D.	703,490	703,490	717,560	2%

(1)
Ms. Gardiner was appointed our Interim Chief Financial Officer as of April 17, 2023 and provides services as Interim Chief Financial Officer as an outside consultant pursuant to a consulting agreement between the Company and FLG Partners and is not employed or directly compensated by us, as further described under “Certain Relationships and Related Party Transactions.”

SHORT-TERM INCENTIVES
We believe that our short-term incentive compensation program (“Incentive Compensation Plan”) rewards the achievement of important short-term objectives that advance us toward our long-term strategic objectives. Our Incentive Compensation Plan applies to all employees and all executive officers other than our Chief Executive Officer, Mr. Robin, who is subject to his own separate annual performance-based bonus compensation arrangement. Since 2021, Mr. Robin’s bonus arrangement has been based on the same corporate objectives that we established under the Incentive Compensation Plan to greater align Mr. Robin’s short-term incentive compensation with the achievement of important short-term objectives of the Company. Consistent with our compensation philosophy of paying for performance and maintaining a flexible approach, we use the Incentive Compensation Plan to incentivize the NEOs to achieve important corporate goals while at the same time encouraging and rewarding excellent individual performance by recognizing and rewarding differences in performance between individual executives.

2024 and 2025 Target Annual Incentive Opportunities
The NEOs were each assigned a target annual incentive for 2024 ranging from 60% to 100% of base salary. The target annual incentive opportunities are determined based on each NEO’s experience, scope of responsibilities, and potential impact on the Company’s performance and approved by the Organization and Compensation Committee. The table below shows the target annual incentive assigned by us to each NEO as a percentage of base salary for 2024 and 2025. For 2025, no changes were made to the target annual incentive opportunities for each NEO.
As further discussed below, each NEO’s (excluding Mr. Robin’s) annual bonus is determined based on a combination of the corporate performance rating and individual performance. As previously indicated, we began in 2021 to directly align Mr. Robin’s, the CEO, annual bonus award with the Company’s corporate performance rating so that Mr. Robin’s annual bonus is determined based solely on the Company’s corporate performance rating approved by the board of directors. Because Mr. Robin’s annual bonus is dependent solely on the performance of the Company, his target annual incentives since 2021 have been set at 100%.

	2024 Target Annual Incentives	2025 Target Annual Incentives
Name	(% of Base Salary)	(% of Base Salary)
Howard W. Robin	100%	100%
Sandra Gardiner(1)	—	—
Mark A. Wilson	60%	60%
Jonathan Zalevsky, Ph.D.	60%	60%

(1)	Ms. Gardiner does not participate in our Incentive Compensation Plan
Company Performance Objectives
The board of directors annually establishes a number of important annual corporate goals that include clinical development, research, commercial, organizational and financial goals which the board of directors believes are essential to building long-term stockholder value. These goals are then used in our Incentive Compensation Plan to assess annual corporate performance. The relative weightings of these corporate goals are based upon the board of directors and CEO’s assessment of the importance of each goal in creating long-term value for the Company and our stockholders. The board of directors endeavors to select corporate goals that, if met by management, represent significant levels of annual achievement, although we believe the long-term nature of our drug development business does not lend itself to over-weighting the importance of annual goals.
Following the conclusion of the annual performance period in December of each year, the level of achievement for each corporate goal is assessed by the board of directors. The board of directors determines whether each corporate goal has been met, exceeded, or not satisfied. If we achieve the target level of performance for all of the stated goals, the overall corporate performance rating would be 100%. In addition, in assessing corporate performance, the determination of corporate performance may be adjusted upward or downward by the board of directors as deemed appropriate to factor in other significant corporate events, either negative or positive, that occurred during the performance period, but were not reflected in the corporate goals previously set by the board of directors. After taking into account the level of attainment of each corporate goal and such other corporate performance factors as the board of directors may determine appropriate in reviewing performance for a particular year, the board of directors assigns an overall corporate performance rating for the year, which may range from 0% to 200%. The Organization and Compensation Committee then confirms the corporate performance rating for purposes of the Incentive Compensation Plan. The total available bonus pool under the Incentive Compensation Plan is determined by multiplying the corporate performance rating by the aggregate target bonus of all eligible participants which includes nearly all of the Company’s full-time employees. The aggregate of all individual bonuses awarded under the plan cannot exceed the total available bonus pool so that the total cost of bonuses ultimately reflects our assessment of overall corporate performance and is not inflated by the sum of individual performance ratings. The board of directors receives input and recommendation from the CEO regarding the Company’s performance and determines the final corporate performance rating.
After the corporate performance rating is determined, the individual performance of each NEO is reviewed by the Organization and Compensation Committee in consultation with Mr. Robin (other than with respect to his own performance) in order to determine the appropriate individual performance percentage rating to be assigned to the executive for the performance period. Mr. Robin’s individual performance is separately reviewed by the Organization and Compensation Committee. Each NEO’s (excluding Mr. Robin’s) actual annual bonus is based on a combination of the corporate performance rating and individual performance. The Incentive Compensation Plan does not provide for a specific allocation or weighting between corporate and individual performance. The actual annual bonus awarded for each NEO (excluding Mr. Robin) is solely determined by the Organization and Compensation Committee based on criteria that includes an assessment of individual performance (as measured by Mr. Robin’s evaluation of the performance of each NEO) and company performance, and the maximum payout for each NEO could be up to 200% of his or her cash target annual incentive (or, by the same token, an individual executive’s award could be reduced to 0% based on individual performance regardless of the corporate performance rating). Mr. Robin’s annual bonus award is directly aligned and based on the corporate performance rating that is recommended by the Organization and Compensation Committee and approved by the board of directors, which may range from 0% to 200%. Given the dynamic nature of our business, new priorities continually emerge such that the Organization and Compensation Committee wishes to retain the flexibility to tie a varying portion of annual incentive payouts to the individual achievement of a range of objectives.
In December 2023, the board of directors formally approved the 2024 corporate objectives (“2024 Corporate Objectives”) set forth below. The 2024 Corporate Objectives, relative weightings assigned to each of the categories of the objectives, whether the objectives were met, each category’s raw and weighted scores were as follows:
2024 Corporate Objectives Table

Category	Weight	Objective	Results(1)	Category Raw Score	Category Weighted Score
Rezpegaldesleukin	50%	Maintain schedule for Phase 2b study of rezpegaldesleukin in atopic dermatitis	(a)(2)	1	0.5
		Maintain schedule for Phase 2b study of rezpegaldesleukin in alopecia areata	(a)(3)
		Progress commercial product and manufacturing process for rezpegaldesleukin	(a)(4)
Research and Business Development	30%	Advance NKTR-255 for strategic partnerships	(b)(5)	0.5-0.9	0.15-0.27
		Advance TNR2 program for strategic partnerships	(b)(6)
Financial	20%	Reduce real estate obligations	(c)(7)	0.6-0.9	0.12-0.18
		Attain certain financial metrics	(a)(8)
			Corporate Performance Rating Range		0.77-0.95

(1)	(a) met or exceeded; (b) partially met; (c) not met;
(2)
Objective was met. On January 10, 2025, we announced that we had completed target enrollment for our Phase 2b study of rezpegaldesleukin in patients with moderate-to-severe atopic dermatitis. The study remains on track for announcement of topline data from the 16-week induction treatment period in the first half of 2025.

(3)
Objective was met. On February 26, 2025, we announced that we had completed target enrollment for our Phase 2b study of rezpegaldesleukin in patients with severe to very severe alopecia areata. The study remains on track for announcement of topline data from the 36-week induction treatment period in the second half 2025.

(4)	Objective was met. Commercial drug substance process and product strategy established.
(5)
Objective was partially met. We are continuing select developmental studies of NKTR-255 in combination with cell therapies and checkpoint inhibitors while we evaluate strategic partnership pathways for the program. In December 2024, we announced the results of our Phase 2 proof-of-concept study evaluating NKTR-255 as an adjuvant treatment following CD19 directed CAR-T therapy in patients with relapsed/refractory large b-cell lymphoma. In November 2024, we presented late-breaking results from a Phase 2 study evaluating NKTR-255 for the treatment of radiation induced lymphopenia after concurrent chemoradiation in locally advanced non-small cell lung cancer patients at the Society for Immunotherapy of Cancer Annual Meeting. In October 2024, we announced publication of the first clinical data from a Phase 1 study evaluating NKTR-255 in combination with an autologous bispecific CAR-T cell therapy targeting CD19 and CD22 in patients with relapsed or refractory B-cell acute lymphoblastic leukemia in Blood.

(6)
Objective was partially met. We completed non-GLP toxicology studies and remain on track with our IND enabling studies for an IND submission in the second half of 2025. We continue to pursue potential value generating partnerships for the program.

(7)	Object was not met. We have made progress in subleasing portions of our Mission Bay Facility, but did not meet the prescribed objective.
(8)	Objective was exceeded. We attained and exceeded certain year-end financial objectives for the Company.
The weighting of these objectives is reflective of our long-term focus as a research-based development stage biopharmaceutical company as well as our shorter-term business priorities. Our board of directors carefully considers the appropriate mix and weighting of corporate goals that will help motivate the performance of our executives as well as to build long-term growth for our business. A corporate performance rating in excess of 100% can only be achieved if the board of directors determines that the goal achievement for one or many of the goals substantially and qualitatively exceeded the target metrics, or the Organization and Compensation Committee uses its discretion to factor in other significantly positive corporate events that occurred during the performance period. The maximum potential corporate performance rating is 200%.
Actual Annual Incentives Earned for 2024
Management prepared a report on the status of achievement of the 2024 Corporate Objectives that was reviewed by the Organization and Compensation Committee in November 2024. The Organization and Compensation Committee determined that four of the seven corporate goals identified above were met or exceeded. Each of the goals that was “met” had to achieve objective and specified measurement criteria established by the board of directors in the beginning of the year. If the measurement criteria for an objective was not fully met, partial credit was given depending on the level of achievement. As noted in the footnotes to the table, we have highlighted some of the specific achievements made within each objective category that was evaluated by the board of directors in determining whether such Corporate Objective was met. Due to the sensitivity and proprietary nature of our business and certain confidentiality obligations, we cannot specify all of the achievements made by the Company in furtherance of our 2024 Corporate Objectives. Using a raw score range for the achievement of the objectives within each category, and then calculating the weighted score for each category, the 2024 corporate performance rating was between the range of 77% to 95% of the 2024 Corporate Objectives.
However, in determining the final corporate performance achievement for 2024, the Organization and Compensation Committee also considered other significant business achievements of the Company in 2024 that were important in building strategic value, but were not reflected in the 2024 Corporate Objectives because of the dynamic nature of the biotechnology industry and the volatility of the capital markets and access to financial resources. These notable achievements include:
•
Completion of our $30 million PIPE financing with TCGX. In the PIPE, we sold 25 million shares of our common stock, in the form of a pre-funded warrant, at a price of $1.20 per share, which represented a premium of approximately 80% to Nektar’s 30-day volume-weighted average price at the time of sale.

•	We and HCR amended our 2020 Purchase and Sale Agreement to remove the cap on the royalties received by HCR in exchange for an additional $15.0 million payment to the Company.
•
We successfully negotiated and entered into an Amended and Restated Manufacturing and Supply Agreement with UCB Pharma to supply PEG reagent for their manufacturing of CIMZIA® and dapirolizumab pegol, which, among other things, extended the term of the agreement, committed UCB to “take or pay” minimum supply quantities and increased the selling price of the PEG reagent.

•
We completed the sale of our manufacturing facility in Huntsville, Alabama to Ampersand Capital Partners, a Boston-based private equity firm, for consideration of $64.7 million in cash, net of transaction costs, and an approximate 20% equity interest at the time of close in Gannet BioChem, a newly-created Ampersand portfolio company.

In view of these significant achievements, as well as the Company having met or exceeded a substantial number of the 2024 Corporate Objectives, the Organization and Compensation Committee recommended to the board of directors (which the board of directors subsequently approved) a corporate performance achievement of 90% for 2024. In addition, in recognition of the employees of the Company who made significant contributions in 2024 to the successful completion of enrollment for the Phase 2b atopic dermatitis study and other significant business achievements, the Organization and Compensation Committee approved an additional discretionary bonus pool for Mr. Robin to allocate additional cash awards in his discretion to eligible employees.
The following table shows some of the highlights of each NEO’s performance in 2024. Each NEO’s contributions were instrumental to the Company’s achievement of the above accomplishments and objectives in 2024.

Name	Individual Performance Highlights
Howard W. Robin
•
Guided the Company through four significant transactions, thereby further enhancing the Company’s cash position and extending its cash runway.
•
Focused the Company on maintaining the development timelines of rezpegaldesleukin to ensure top-line readouts in 2025.

Mark Wilson
•
Led the Company’s litigation strategy in its lawsuit against Eli Lilly and Company.
•
Part of the executive leadership team involved with the negotiation, and subsequent drafting, of agreements for the $30 million PIPE, the 2020 Purchase and Sale Agreement with HCR to generate a $15 million to the Company, the amended manufacturing and supply agreement with UCB, and the sale of our manufacturing facility in Huntsville, Alabama.

Jonathan Zalevsky, Ph.D.
•
Further advanced rezpegaldesleukin’s development, including leading the Company’s effort that resulted in the Company’s February 2025 announcement that it had entered into a new clinical trial agreement to evaluate rezpegaldesleukin in patients with new onset Type 1 diabetes mellitus and maintaining on-track enrollment of our clinical trials in atopic dermatitis and alopecia areata.
•
Led the pre-clinical study efforts for the development of NKTR-0165, which resulted in the first preclinical data for this program, showing that NKTR-0165 demonstrated selective enhancement of Treg cell function.

The table below includes the actual 2024 bonuses, including as a percentage of the target opportunity, that we awarded the NEOs for 2024. Mr. Robin’s awarded annual incentive is directly aligned to the Company’s corporate performance rating, which was 90%. In determining the annual incentive for each of our other NEOs, our Organization and Compensation Committee considers the Company’s corporate performance rating, as well as each NEO’s individual performance and accomplishments highlighted above, in particular, the significant contributions and efforts each NEO made to the Company’s successful advancement of rezpegaldesleukin in its clinical trials and the sale of the Company’s Huntsville facility. Ms. Gardiner, our Interim Chief Financial Officer, provides services as an outside consultant and is not employed or directly compensated by us, as further described under “Certain Relationships and Related Party Transactions.” Ms. Gardiner does not participate in our Incentive Compensation Plan and did not receive any bonus payment in 2024.

	2024 Target Annual Incentives		2024 Earned Annual Incentives
Name	(% of Base Salary)	($)	(% of Target Bonus) To the nearest %	($)
Howard W. Robin	100%	$1,084,590	90%	$976,131
Mark A. Wilson	60%	$324,000	102%	$336,600
Jonathan Zalevsky, Ph.D.	60%	$422,094	104%	$431,885

LONG-TERM INCENTIVES
In accordance with our objective of aligning executive compensation with our stockholders’ interests, an important component of our executive compensation program are long-term incentive opportunities. Our current long-term incentive program for the NEOs generally consists of annual awards of equity compensation that are subject to multi-year time-based vesting schedules as well as performance-based vesting schedules. In some years, we have used a value-based approach for sizing equity awards, consistent with market practices. More recently, and in 2024, we adopted a “percent of ownership” approach. Regardless of the approach, in determining the grant levels for equity awards, we generally consider a number of factors including an assessment of individual performance, competitive market practices, the number of unvested RSUs and stock options held by the executive and average exercise price (i.e., the retention value) of these stock options, the individual’s overall contributions, and stockholder dilution. However, we do not use a formula or assign a particular weight to any one factor in determining equity award levels. The Organization and Compensation Committee awards equity grants at levels it believes in its judgment are reasonably competitive and consistent with our philosophy that a substantial portion of our executives’ compensation should be performance-based and help to further link the interests of our executives with those of our stockholders, as well as to provide a retention incentive for the executive.
2024 Grants
We historically review our executive compensation and grant equity grants in December of each year. In 2022, in connection with our restructuring efforts, the Organization and Compensation Committee conducted its executive compensation review in July and August 2022 and “pulled forward” the timing of any annual equity grants that would have otherwise been considered in December 2022. No additional equity grants were made to our executives in 2022, which resulted in a16-month gap in grant timing between the August 2022 and December 2023 grants. The Organization and Compensation Committee conducted their annual review of executive equity grants in December 2024 and evaluated the value of the equity compensation package of our executives, noting that the Company’s depressed stock price results in a significant portion of all existing options held by our executives to be “underwater” or trading below their strike price and reduces the value of any unvested equity of our executives compared to the value of potential new equity grants (based on market data) that our executives could receive at new positions at comparable companies, which increases retention risk. The Organization and Compensation Committee also considered, among other factors, the strategic goals and resources of the Company, each executives skills, experience and scope of responsibilities, the compensation practices of the Company’s peer group, equity grants previously awarded to each executive, and the recommendation of Aon. In order to balance the Company’s interests to motivate and incentivize our executives to perform highly and achieve business objectives, to retain talented and experienced executives and to maximize stockholder value, the Organization and Compensation Committee recommended to the board of directors (which the board of directors subsequently approved) that the equity grants to our executives in 2024 remain at the same level as the 2023 grants and consist of stock options only, with 50% subject to time-based vesting and 50% subject to performance-based vesting. The following equity grants were awarded to our NEOs in 2024. Ms. Gardiner did not receive any equity grants.

	Stock Options (Number of Shares(#))
Name	Time-based Awards (#) (50%)	Performance-based Awards (#) (50%)
Howard W. Robin	1,300,000	1,300,000
Mark A. Wilson	325,000	325,000
Jonathan Zalevsky, Ph.D.	375,000	375,000

Time-Based Stock Options
The Organization and Compensation Committee believes that the granting of time-based stock options are an important component of the equity vehicle mix. Stock options represent a direct alignment of executive interests with those of stockholders and motivate executives to achieve value-enhancing objectives for the Company. Time-based stock options also create strong retention incentives for executive officers in a competitive market. In 2024, 50% of the equity awards granted to our NEOs were time-based equity awards. The time-based stock options vest monthly over four years, subject to the executive’s continued service through the vesting date.
Performance-Based Stock Options
In 2024, 50% of the stock options granted to our executives were performance-based and subject to both time-based vesting and performance-based vesting. These performance-based stock options vest only upon the achievement, within a certain performance period, of defined performance criteria that are tied to our business strategy, which are set forth below. They help create an ownership culture, encourage individual contribution and provide a strong link between executive performance and the Company’s long-term value. In order to vest, within five years of grant of the performance-based stock options, the Company must achieve the following:
•	66% of each executive’s 2024 performance-based stock options will vest at the start of a Phase 3 clinical trial for rezpegaldesleukin; and
•	34% of each executive’s 2024 performance-based stock options will vest upon achievement of positive Phase 3 topline clinical results for rezpegaldesleukin in any indication.
The Organization and Compensation Committee believed these performance criteria would be challenging to achieve and if achieved, would help create significant long-term stockholder value. These performance milestones were set to align the interest of our executives with those of the Company’s renewed strategic focus on advancing our lead drug candidate, rezpegaldesleukin.
As in 2023, the Organization and Compensation Committee in 2024 only granted stock options as equity compensation to our NEOs. In years prior, our executive equity compensation package included additional components and vehicles such as time-based and performance-based RSUs and performance-based RSUs tied to relative total shareholder return performance. Given the business changes and current stage and size of our company, we believe that granting stock options provides the appropriate incentives for our executives to continue performing highly while maximizing stockholder and company value. The Organization and Compensation Committee will continue to evaluate our executive compensation program in light of the Company’s changing business developments and it may grant RSUs or other related awards tied to short-term stock value in the future when such approaches are believed to be in the best interests of the Company and its shareholders.
Results of Outstanding Grants of Performance-Based Equity
2020-2023 Grants
The performance criteria associated with each of the performance stock options and RSUs granted to our senior executives and NEOs in 2020 have not been met and thus, vesting of these performance-based stock options and RSUs has not occurred. If the performance criteria associated with these performance stock options and RSUs are not satisfied within five years of grant, the equity awards will be cancelled. In 2020 the Organization and Compensation Committee introduced a new component to our equity compensation in order to increase the percentage of equity grants to our senior executives that were subject to performance-based conditions and to reflect, at the time, the Company’s maturation into a biopharmaceutical company with a potential commercialized drug. In 2020 and 2021, our senior executives were granted new performance-based RSUs (“TSR RSUs”) that vest between 0% and 200% of the target award based on relative total shareholder return (TSR) performance as measured against the Nasdaq Biotechnology index over a two-year performance period. The performance period for the 2020 TSR RSUs was measured from December 18, 2020 to December 31, 2022 (the “2020 TSR RSU Performance Period”). Following the 2020 TSR RSU Performance Period, the Organization and Compensation Committee engaged Aon to independently determine the Company’s TSR percentile rank within the Nasdaq Biotechnology Index. Aon determined that the Company’s performance measured at the 15th percentile, which pursuant to the terms of the TSR RSUs grant, corresponds to a performance multiplier of 0%. Therefore, the Organization and Compensation Committee determined that none of the 2020 TSR RSUs that were granted to our senior executives and NEOs would vest. Accordingly, all 2020 TSR RSUs granted to our executives were cancelled.
In 2021, our NEOs were granted certain performance-based stock options and RSUs (the “2021 Performance Grants”) that would only vest if the Company achieved the first commercial sale to a third party of bempegaldesleukin intended for use by end-user customers within five years of the award grant date. In anticipation of the expected data readouts in the first half of 2022 for the Phase 3 registrational trials studying bempegaldesleukin in combination with nivolumab and to prioritize achievement of the success of the bempegaldesleukin programs, in 2021 our NEOs also received a one-time grant of performance-based RSUs subject to performance-based vesting conditions (the “Bempegaldesleukin Performance Grants”). In order to vest, by June 1, 2022, the Company had to achieve certain primary endpoint objectives in the Phase 3 melanoma trial studying the combination bempegaldesleukin and nivolumab, which was not achieved. Subsequently, in 2022, we and Bristol Myers Squibb discontinued all clinical development activities of bempegaldesleukin. Although the performance period for the 2021 Performance Grants has not ended yet, due to the termination of our bempegaldesleukin development program, achievement of the performance criteria for the 2021 Performance Grants is no longer realistically feasible. All RSUs granted under Bempegaldesleukin Performance Grants were cancelled. As discussed above, our NEOs were also granted TSR RSUs in 2021. The performance period for the 2021 TSR RSUs was measured from December 16, 2021 to December 31, 2023 (the “2021 TSR RSU Performance Period”). Following the 2021 TSR RSU Performance Period, the Organization and Compensation Committee engaged Aon to determine the Company’s performance mercantile. Based on Aon’s determination of the Company’s percentile performance within the Nasdaq Biotechnology Index, the Organization and Compensation Committee determined that none of the 2021 TSR RSUs that were granted to our senior executives and NEOs would vest. Accordingly, all 2021 TSR RSUs granted to our executives were cancelled.
The performance criteria associated with the performance-based stock options and RSUs granted to our senior executives and NEOs in 2022 have been met. The 2022 performance-based stock options and RSUs granted on August 15, 2022 began vesting after the Organization and Compensation Committee determined on November 18, 2024, that all required performance criteria had been achieved, which included the achievement of (i) a first patient dosed in a Nektar sponsored Phase 2 comparative study of NKTR-255 in conjunction with approved autologous CD19 CAR-T therapies and (ii) a first patient dosed in a clinical collaboration for NKTR-255 in combination with cell therapy with significant co-funding support of approximately 50% of one or more clinical studies. These achievements represent important milestones in the development of our NKTR-255 program. In accordance with the terms of the 2022 grants, on December 13, 2024 approximately 3/4th of the performance-based RSUs granted vested, which will be followed by continued quarterly pro-rata vesting of the remainder until August 15, 2025 and approximately 3/4th of the performance-based stock options granted vested, which will be followed by continued monthly pro-rata vesting of the remainder until August 15, 2025.
The performance criteria associated with each of the performance stock options granted to our senior executives and NEOs in 2023 have not been met and thus, vesting of these performance-based stock options has not occurred. If the performance criteria associated with these performance stock options are not satisfied within three years of grant, the equity awards will be cancelled.
OTHER COMPENSATION POLICIES AND PRACTICES
Severance and Change of Control Benefits
If the employment of an NEO is terminated by us without cause or by the executive for a designated good reason outside of the context of a change of control transaction, the executive would be entitled to severance benefits under the applicable agreement he or she entered into with the Company. Generally, these severance benefits include a cash severance payment based on the executive’s then-current annual base salary and the amount of his or her target annual incentive bonus, payment of COBRA premiums for up to a maximum of eighteen (18) months, and an additional twelve-month period to exercise vested stock options (an eighteen-month period for Mr. Robin and a three-month period for Mr. Wilson and Dr. Zalevsky). In order to attract and retain these NEOs in a competitive environment for highly skilled senior executive talent in the biotechnology and pharmaceutical industry and to provide an incentive to obtain a broad release of claims in favor of the Company, we determined it was often necessary to offer severance benefits in the case of a termination without cause or constructive termination outside the context of a change of control transaction. Many companies provide severance benefits for similar types of terminations of employment, and we believe that it is important for us to offer these severance benefits in order to continue to provide a competitive total compensation program. These NEOs would also be entitled to certain termination benefits upon a termination of employment because of death or disability.
We also maintain a Change of Control Severance Benefit Plan (the “CIC Plan”) that provides the NEOs with certain severance benefits if their employment is terminated in connection with a change of control. The CIC Plan was originally established in 2006, and no amendments have been made to the plan since that time that would increase the severance benefits available under the CIC Plan. Severance benefits under the CIC Plan are structured on a “double-trigger” basis, meaning that the executive must experience a termination without cause or resign for a specifically defined good reason in connection with the change of control in order for severance benefits to become payable under the CIC Plan. Like the severance benefits under the letter agreements, we believe that these change of control severance benefits are an important element of a competitive total compensation program. Additionally, we believe that providing change of control benefits should eliminate, or at least reduce, any reluctance of our NEOs and other key employees covered by the CIC Plan to diligently consider and pursue potential change of control opportunities that may be in the best interests of our stockholders. At the same time, by providing change of control benefits only upon the occurrence of an additional triggering event occurring in connection with the change of control transaction resulting in a job loss, we believe that this CIC Plan helps preserve the value of our key personnel for any potential acquiring company.
Under the CIC Plan, the executive would be entitled to accelerated equity award vesting upon a termination described above. The other severance benefits under the CIC Plan are generally similar to the severance benefits described above; however, Mr. Robin’s cash severance would cover the two-year period following termination and Company-paid COBRA coverage would be eighteen months. Outplacement services received within twelve months following separation, up to a maximum of $5,000, are provided to all participants. In addition, each of the NEOs would be entitled to full equity vesting and, except for Dr. Zalevsky, a “gross up” payment for any excise taxes imposed under Section 4999 of the Internal Revenue Code once a 10% cutback threshold is exceeded. The excise tax gross-up was included in the CIC Plan as originally adopted in 2006 to make the participants whole for any adverse tax consequences to which they may become subject under Section 4999 of the Internal Revenue Code and to avoid unintended differences in net severance based on individual factors like the date of hire and past option exercise decisions, which preserves the level of change of control severance protections that we have determined to be appropriate. At the time the CIC Plan was established, we believed this excise tax gross-up protection was a reasonable part of a competitive total compensation package and generally consistent with industry practice at the time. On April 5, 2011, the board of directors amended the CIC Plan to eliminate any “gross up” payments for any excise taxes imposed under Section 4999 of the Internal Revenue Code for participants who became eligible to participate in the CIC Plan on or after January 1, 2010. The board of directors decided to eliminate this tax gross-up provision under the plan for new participants based on its review of current industry practices.
The “Potential Payments Upon Termination or Change of Control” section below describes and quantifies the severance and other benefits potentially payable to the NEOs directly employed by the Company.
OTHER BENEFITS FOR NEOS DIRECTLY EMPLOYED BY THE COMPANY
We believe that establishing competitive benefit packages for employees is an important factor in attracting and retaining highly-qualified personnel, including the NEOs. The employee NEOs are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability insurance, commuting and parking benefits, wellness benefits, travel and business meeting expenses paid or reimbursed, employee stock purchase plan and the 401(k) plan, in each case generally on the same basis as other employees. We do not offer a tax-qualified defined-benefit pension plan or any non-qualified defined benefit retirement plans, nor do we provide material perquisites to our executives. In 2024, we offered Mr. Robin third party local ground transportation and tax gross ups for such expenses. These ground transportation benefits serve business purposes, such as allowing Mr. Robin to safely increase his productivity by attending to business matters while in transit.
OTHER COMPENSATION POLICIES AND PRACTICES
CLAWBACK POLICY
In June 2023, our board of directors adopted the Nektar Therapeutics Compensation Recovery Policy, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023. In accordance with rules and regulations of the SEC and Nasdaq listing standards, our policy provides that, in the event that we are required to prepare a material financial restatement, we will recover from any executive officer any incentive compensation erroneously paid or awarded in excess of what would have been based on the restated financials. This policy applies to any incentive compensation that is either granted or paid at any time during the period of three full fiscal years prior to the date on which the financial results applicable to such award or payment are restated.
SECURITY TRADING POLICY
Our Security Trading Policy governs the purchase, sale and other transactions in our securities by our directors, officers and employees, and other covered persons, as well as the Company itself, and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing rules, as applicable. As part of this policy, we prohibit our employees, our executive officers, and the non-employee members of our board of directors from short-term trading, options trading, trading on margin, share pledging, and all hedging transactions with respect to our securities. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

EQUITY AWARDS GRANT POLICY
As discussed above, the Organization and Compensation Committee reviews our executive compensation at its regularly scheduled meeting in December of each year and then recommends to the board of directors to approve annual equity grants for our executives in December of each year. The Organization and Compensation Committee has also delegated certain limited authority to a committee comprised of management representatives to grant equity awards under our stock incentive plan to employees who are not executive officers or directors of the Company. Historically, we have granted equity awards to non-executive employees in December of each year in connection with annual performance reviews. In addition to the annual grants, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other circumstances. We do not have any policy or practice to grant or determine the terms of equity awards in coordination with release of material non-public information.
STOCK OWNERSHIP GUIDELINES
Effective January 1, 2019 the Organization and Compensation Committee approved ownership guidelines for our executive officers, such that the CEO should own shares of our common stock equal to at least three times his or her base salary, and the employee NEOs should own shares of our common stock equal to at least one time their base salary. The minimum stock ownership level is to be achieved by each executive officer within five years of the date of his or her appointment to executive officer. As of December 31, 2024, each employee NEO met the minimum stock ownership guidelines or was within the five-year grace period provided by the plan.
TAX AND ACCOUNTING CONSIDERATIONS
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code (“Section 162(m)”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers. For taxable years beginning before January 1, 2018 (i) these executive officers consisted of a public corporation’s chief executive officer and up to three other executive officers (other than the chief financial officer) whose compensation is required to be disclosed to stockholders under the Exchange Act because they are our most highly-compensated executive officers and (ii) qualifying “performance-based compensation” was not subject to this deduction limit if specified requirements are met.
Pursuant to the Tax Cuts and Jobs Act of 2017, which was signed into law on December 22, 2017 (the “Tax Act”), for taxable years beginning after December 31, 2017, the remuneration of a public corporation’s chief financial officer is also subject to the deduction limit. In addition, subject to certain transition rules (which apply to remuneration provided pursuant to written binding contracts which were in effect on November 2, 2017 and which are not subsequently modified in any material respect), for taxable years beginning after December 31, 2017, the exemption from the deduction limit for “performance-based compensation” is no longer available. In addition, under the Tax Act, once an executive becomes a “covered employee” under Section 162(m), the individual will continue to be a “covered employee” as long as he or she remains employed by the company. Consequently, for fiscal years beginning after December 31, 2017, all remuneration in excess of $1 million paid to a covered executive will not be deductible unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as November 2, 2017 or transitional relief for applicable to certain newly public companies. These changes will cause more of our compensation to be non-deductible under Section 162(m) in the future and will eliminate the Company’s ability to structure performance-based awards to be exempt from Section 162(m).
Furthermore, on March 11, 2021, The American Rescue Plan Act of 2021 (the “ARPA”) was signed into law to assist in the economic and health recovery brought on by the COVID-19 pandemic. Beginning on or after January 1, 2027, the ARPA expands the applicability of Section 162(m) to also include the next five highest paid corporate officers so that the total number of covered employees subject to the $1 million deduction limitation will at least be 10.
In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, the Organization and Compensation Committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. While the Organization and Compensation

Committee is mindful of the benefit of the full deductibility of compensation, it believes that we should not be constrained by the requirements of Section 162(m) where those requirements would impair our flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Organization and Compensation Committee has not adopted a policy that would require that all compensation be deductible, though it does consider the deductibility of compensation when making compensation decisions. The Organization and Compensation Committee may authorize compensation payments that are not fully tax deductible if it believes that such payments are appropriate to attract and retain executive talent or meet other business objectives.
Accounting for Stock-Based Compensation
We follow FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our board of directors, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This cost is recognized as an expense following the straight-line attribution method over the requisite service period. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from such awards.

COMPENSATION COMMITTEE REPORT
The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
The Organization and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 and in our 2025 proxy statement. This report is provided by the following independent directors, who currently comprise the committee:
Diana Brainard, M.D. — Chairperson
Jeff Ajer
R. Scott Greer

SUMMARY COMPENSATION TABLE—FISCAL 2022-2024

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(2)(3) (e)	Option Awards ($)(4)(5)(6)(7) (f)	Non-Equity Incentive Plan Compensation ($)(8) (g)	All Other Compensation ($) (i)	Total Compensation ($) (j)
Howard W. Robin President and Chief Executive Officer	2024	1,084,590	—	—	1,596,122	976,131	105,850(9)	3,762,693
	2023	1,084,590	—	—	927,160	1,030,361	93,465	3,135,576
	2022	1,084,590	—	4,032,255	5,409,410	650,754	98,821	11,275,830

Sandra Gardiner(1) Interim Chief Financial Officer	2024	—	—	—	—	—	460,850(10)	460,850
	2023	—	—	—	—	—	376,300	376,300

Mark A. Wilson Chief Legal Officer	2024	540,000	—	—	399,030	336,600	21,697(11)	1,297,327
	2023	540,000	—	—	231,790	307,800	20,878	1,100,468
	2022	527,500	—	1,629,478	2,185,994	194,400	28,093	4,565,465

Jonathan Zalevsky, Ph.D. Chief Research and Development Officer	2024	703,490	—	—	460,420	431,885	15,825(12)	1,611,620
	2023	703,490	—	—	178,300	400,989	490,585	1,773,364
	2022	703,490	—	1,325,673	1,778,436	253,256	289,625	4,350,480

(1)
Ms. Gardiner was appointed our Interim Chief Financial Officer as of April 17, 2023. Ms. Gardiner is a partner at FLG Partners and provides services as Interim Chief Financial Officer as an outside consultant pursuant to a consulting agreement between the Company and FLG Partners (“Gardiner Consulting Agreement”), and is not employed or directly compensated by the Company.

(2)
Amounts reported represent the aggregate grant date fair value of RSU awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), based on the closing price of the Company’s common stock on the grant date and excluding the effects of estimated forfeitures. For a complete description of the assumptions made in determining the valuation, please refer to (i) Note 13 of our annual report on Form 10-K for the fiscal year ended December 13, 2024 and (ii) similar footnotes to our audited financial statements in our annual reports on Form 10-K for prior years when the awards were granted.

(3)
50% of the annual equity awards granted to the NEOs in 2022 were performance-based with vesting only to the extent a specified performance-based vesting condition is satisfied within three years of grant. If the performance-based vesting condition is satisfied, then the performance-based equity awards also remain subject to a time-based vesting requirement. The amounts reported in the “Stock Awards” and “Option Awards” column of the table for 2022 include the grant date fair value of performance-based RSUs and stock options, as applicable for the year, based on the probable outcome (determined as of the grant date in accordance with generally accepted accounting principles) of the performance-based conditions applicable to the awards which assumes maximum achievement of the underlying performance conditions.

(4)
Amounts reported represent the aggregate grant date fair value of the stock options granted in the applicable year computed in accordance with FASB ASC Topic 718, which excludes the effects of estimated forfeitures. For a complete description of the assumptions made in determining the valuation, please refer to (i) Note 13 of our annual report on Form 10-K for the fiscal year ended December 13, 2024 and (ii) similar footnotes to our audited financial statements in our annual reports on Form 10-K for prior years when the awards were granted.

(5)
50% of the annual equity awards granted to the NEOs in 2024 were performance-based with vesting only to the extent a specified performance-based vesting condition is satisfied within five years of grant. If the performance-based vesting condition is satisfied, then the performance-based equity awards also remain subject to a time-based vesting requirement. The amounts reported in the “Option Awards” column of the table for 2024 include the grant date fair value of performance-based stock options, as applicable for the year, based on the probable outcome (determined as of the grant date in accordance with generally accepted accounting principles) of the performance-based conditions applicable to the awards. Assuming maximum achievement of the underlying performance conditions, the grant date fair value of the annual equity awards would be $1,923,039 for Mr. Robin, $480,760 for Mr. Wilson, and $554,723 for Dr. Zalevsky.

(6)
50% of the annual equity awards granted to the NEOs in 2023 were performance-based with vesting only to the extent a specified performance-based vesting condition is satisfied within three years of grant. If the performance-based vesting condition is satisfied, then the performance-based equity awards also remain subject to a time-based vesting requirement. The amounts reported in the “Option Awards” column of the table for 2023 include the grant date fair value of performance-based stock options, as applicable for the year, based on the probable outcome (determined as of the grant date in accordance with generally accepted accounting principles) of the performance-based conditions applicable to the awards which assumes maximum achievement of the underlying performance conditions.

(7)
50% of the annual equity awards granted to the NEOs in 2022 were performance-based with vesting only to the extent a specified performance-based vesting condition is satisfied within three years of grant. If the performance-based vesting condition is satisfied, then the performance-based equity awards also remain subject to a time-based vesting requirement. The amounts reported in the “Stock

Awards” and “Option Awards” column of the table for 2022 include the grant date fair value of performance-based RSUs and stock options, as applicable for the year, based on the probable outcome (determined as of the grant date in accordance with generally accepted accounting principles) of the performance-based conditions applicable to the awards which assumes maximum achievement of the underlying performance conditions.
(8)
Amounts reported for 2022, 2023 and 2024 represent amounts earned under the Incentive Compensation Plan for that year or, for Mr. Robin, under his amended and restated offer letter effective as of December 1, 2008.

(9)
Includes (i) life insurance premiums of $42,391, (ii) group term life insurance premiums of $49,704, (iii) a $12,000 contribution to the Company’s 401(k) plan and (iv) $1,755 for long term disability post tax.

(10)	Consists of consulting fees paid to FLG Partners, LLC, pursuant to the Gardiner Consulting Agreement, in connection with Ms. Gardiner’s services as Interim Chief Financial Officer.
(11)
Includes (i) life insurance premiums of $1,449, (ii) group term life insurance premiums of $2,843, (iii) a $12,000 contribution to the Company’s 401(k) plan, (iv) a $3,650 contribution to the Health Savings Account, and (v) $1,755 for long term disability post tax.

(12)	Includes (i) life insurance premiums of $945, (ii) group term life insurance premiums of $2,880 and (iii) a $12,000 contribution to the Company’s 401(k) plan.
Description of Employment Agreements
Each of the NEOs, other than Ms. Gardiner, has entered into our standard form of employment agreement and an offer letter or letter agreement. The form of employment agreement provides for protective covenants with respect to confidential information, intellectual property and assignment of inventions and also sets forth other standard terms and conditions of employment. The offer letter agreements do not provide for any minimum or guaranteed term of employment. To the extent an NEO entered into a letter agreement with us, the letter agreement(s) establish the compensation arrangements following separation from us under certain circumstances. Please see “Potential Payments upon Termination or Change of Control” below for more information on these separation arrangements.

GRANTS OF PLAN BASED AWARDS IN 2024
The following table shows, for the fiscal year ended December 31, 2024, certain information regarding grants of plan-based awards to the NEOs(1).

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (j)	Exercise or Base Price of Option Awards ($/sh)(5) (k)	Grant Date Fair Value of Stock and Option Awards ($)(6) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Howard W. Robin
Annual Incentive Award	N/A		1,084,590	2,169,180
Stock Options	12/13/2024					1,300,000				1.01	961,519
Stock Options	12/13/2024								1,300,000	1.01	634,603

Mark A. Wilson
Annual Incentive Award	N/A		324,000	648,000
Stock Options	12/13/2024					325,000				1.01	240,380
Stock Options	12/13/2024								325,000	1.01	158,650

Jonathan Zalevsky
Annual Incentive Award	N/A		422,094	844,188
Stock Options	12/13/2024					375,000				1.01	277,361
Stock Options	12/13/2024								375,000	1.01	183,058

(1)	Ms. Gardiner did not receive any equity grants in 2024 and does not participate in our Incentive Compensation Plan.
(2)
Amounts reported represent the potential short-term incentive compensation amounts payable for our 2024 fiscal year under our Incentive Compensation Plan (or for Mr. Robin, the potential amounts payable under his offer letter). The amounts reported represent each NEO’s target and maximum possible payments for 2024. Because actual payments to the NEOs could range from 0% to 200% of their target bonus, no threshold payment amount has been established for the NEOs. The actual short-term incentive bonus amount earned by each NEO for 2024 is reported in Column (g) (Non-Equity Incentive Plan Compensation) of the Summary Compensation Table—Fiscal 2022-2024 above.

(3)
The performance-based stock option grants are subject to both a five-year time-based vesting requirement (monthly pro-rata vesting) and the achievement of specified performance criteria within five years of grant. For additional information regarding these equity awards, see the Outstanding Equity Awards At Fiscal Year-End For 2024, below.

(4)	These stock option grants are subject to a four-year monthly pro-rata time vesting requirement.
(5)	The exercise price is the closing price of our common stock on the date of grant.
(6)
See Note 13 of our annual report on form 10-K for the fiscal year ended December 31, 2024 for the relevant assumptions used to determine the grant date fair value of the stock options granted during 2024. The amounts reflected in this column for stock options granted during 2024 that are subject to performance-based vesting conditions represent the grant date fair value of these awards based on the probable outcome (determined as of the grant date in accordance with applicable accounting rules) of the performance-based conditions applicable to the awards.

DESCRIPTION OF PLAN-BASED AWARDS
Time-Based Stock Options. Each time-based stock option granted to the NEOs during 2024 may be exercised to purchase the designated number of shares of our common stock at an exercise price equal to the closing price of the underlying common stock on the grant date. Each NEO’s time-based stock option award granted in 2024 has a maximum term of eight (8) years and is subject to a vesting schedule that requires the executive’s continued service through the vesting date. The 2024 stock option awards granted to the NEOs will vest on a monthly pro-rata basis over a four-year period following the grant date, subject to the executive’s continued service through the vesting date.
Performance-Based Stock Options. Each performance-based stock option granted to the NEOs during 2024 may be exercised to purchase the designated number of shares of our common stock at an exercise price equal to the closing price of the underlying common stock on the grant date. Each NEO’s performance-based stock option award granted in 2024 has a maximum term of eight (8) years and is subject to a vesting schedule that requires the executive’s continued service through the vesting date as well as the achievement of a separate performance condition. The 2024 stock option awards granted to the NEOs will vest on a monthly pro-rata basis over a five-year period following the grant date, subject to the executive’s continued service through the vesting date and contingent upon achievement of the following performance criteria within five (5) years following the grant date: (i) 66% of each executives 2024 performance-based stock options will vest at the start of a Phase 3 clinical trial for rezpegaldesleukin and (ii) 34% of each executives 2024 performance-based stock options will vest upon achievement of positive Phase 3 topline clinical results for rezpegaldesleukin in any indication.
Any stock options that are unvested upon an NEO’s termination of continuous employment or services will be forfeited without any value, unless the termination of continuous service is a result of death, in which event, subject to any restrictions in the stock option agreement or equity incentive plan, the stock option would become fully vested and exercisable as of the date of death. For Mr. Robin, in accordance with his letter agreements, if any stock options are unvested upon a termination of continuous employment as a result of a disability, 50% of the unvested stock options would become fully vested and exercisable as of the date of termination. In accordance with the letter agreements described above, any stock options that are vested upon termination of continuous service by us without cause or by the executive for a good reason resignation (as defined in the CIC Plan) will remain outstanding and exercisable for eighteen (18) months for Mr. Robin and three (3) months for Mr. Wilson and Dr. Zalevsky. This exercise period is also twelve (12) months if the termination of employment or continuous services is because of disability and is eighteen (18) months if the termination is a result of death. We also have the discretion to extend the applicable exercise period in connection with other terminations of employment. Any vested stock options that are not exercised within the applicable post-termination of employment exercise period will terminate.
Under the terms of our 2017 Amended and Restated Performance Incentive Plan (2017 Plan), if there is a change of control of the Company, outstanding awards granted under the plan will generally become fully vested and, in the case of stock options, exercisable, unless the Organization and Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. Any stock options that become vested in connection with a change of control generally must be exercised prior to the change of control, or they will be cancelled in exchange for the right to receive a cash payment in connection with the change of control transaction. In addition, outstanding awards held by our NEOs may vest, upon certain terminations of the NEO’s employment without cause or for a good reason resignation in connection with a change of control and in connection with terminations of employment resulting from disability or death. Please see the “Potential Payments Upon Termination or Change of Control” section below for a description of the vesting that may occur in such circumstances.
In 2024 each NEO’s stock option award was granted under, and is subject to the terms of, the 2017 Plan. The plan is administered by the Organization and Compensation Committee, and this committee has the ability to interpret and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding equity awards to reflect certain corporate transactions and making provision to ensure that participants satisfy any required withholding taxes.
The NEOs are not entitled to any dividend equivalent rights on their stock option, and stock option awards are generally only transferable to a beneficiary of an NEO upon his death.

Short-Term Incentive Compensation. For 2024, all of the NEOs were eligible to earn a short-term incentive compensation payment under the Incentive Compensation Plan or, for Mr. Robin, under an arrangement that mirrors the Incentive Compensation Plan in his amended and restated offer letter effective as of December 1, 2008. These opportunities are reflected in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns of the table above. Please see “Compensation Discussion and Analysis—Current Executive Compensation Program Elements—Short-Term Incentive Compensation” for a description of the material terms of the Incentive Compensation Plan and Mr. Robin’s related short-term incentive compensation arrangement. In 2024 each NEO received an incentive cash compensation payment for the 2024 performance period based on the Company’s achievement of corporate performance objectives and, except for Mr. Robin, his individual performance. As previously discussed, Mr. Robin’s annual bonus is determined based solely on the Company’s corporate performance rating approved by the board of directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2024
The following table includes certain information with respect to the value of all unexercised stock options and outstanding equity awards previously awarded to the NEOs as of December 31, 2024.

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (j)
Howard W. Robin	12/15/2017	151,250			56.90	12/14/2025
	12/15/2017	151,250			56.90	12/14/2025
	12/14/2018	138,350			36.51	12/13/2026
	12/14/2018	138,350			36.51	12/13/2026
	12/12/2019	167,650			21.79	12/11/2027
	12/12/2019	167,650			21.79	12/11/2027
	12/12/2019	44,600			21.79	12/11/2027
	12/18/2020	190,650			18.75	12/17/2028
	12/18/2020			190,650(4)	18.75	12/17/2028
	12/18/2020								106,650(5)	99,185
	12/16/2021	167,812	55,938(6)		13.22	12/15/2029
	12/16/2021			223,750(4)	13.22	12/15/2029
	12/16/2021								126,050(5)	117,227
	8/15/2022	638,750	182,500(7)		4.91	8/14/2030
	8/15/2022	638,750	182,500(8)		4.91	8/14/2030
	8/15/2022						102,657(9)	95,471
	8/15/2022						102,656(10)	95,470
	12/13/2023	433,333	866,667(7)		0.50	12/12/2031
	12/13/2023			1,300,000(11)	0.50	12/12/2031
	12/13/2024		1,300,000(6)		1.01	12/12/2032
	12/13/2024			1,300,000(12)	1.01	12/12/2032
Sandra Gardiner(1)
Mark A. Wilson	12/15/2017	110,000			56.90	12/14/2025
	12/15/2017	42,000			56.90	12/14/2025
	12/14/2018	10,225			36.51	12/13/2026
	12/12/2019	35,800			21.79	12/11/2027
	12/12/2019	35,800			21.79	12/11/2027
	12/12/2019	11,600			21.79	12/11/2027
	12/18/2020	51,000			18.75	12/17/2028
	12/18/2020			51,000(4)	18.75	12/17/2028
	12/18/2020								28,550(5)	26,552
	12/16/2021	50,362	16,788(6)		13.22	12/15/2029
	12/16/2021			67,150(4)	13.22	12/15/2029
	12/16/2021								37,800(5)	35,154
	8/15/2022	258,125	73,750(7)		4.91	8/14/2030
	8/15/2022	258,125	73,750(8)		4.91	8/14/2030
	8/15/2022						41,485(9)	38,581
	8/15/2022						41,484(10)	38,580
	12/13/2023	108,333	216,667(7)		0.50	12/12/2031
	12/13/2023			325,000(11)	0.50	12/12/2031
	12/13/2024		325,000(6)		1.01	12/12/2032
	12/13/2024			325,000(12)	1.01	12/12/2032

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (j)
Jonathan Zalevsky
	3/16/2017	21,250			15.71	3/15/2025
	4/18/2017	36,459			18.59	4/17/2025
	6/15/2017	77,084			18.09	6/14/2025
	11/15/2017	87,500			43.07	11/14/2025
	12/15/2017	37,625			56.90	12/14/2025
	12/14/2018	48,400			36.51	12/13/2026
	12/14/2018	48,400			36.51	12/13/2026
	10/1/2019	150,000			18.43	9/30/2027
	12/12/2019	71,550			21.79	12/11/2027
	12/12/2019	71,550			21.79	12/11/2027
	12/12/2019	20,100			21.79	12/11/2027
	12/18/2020	71,500			18.75	12/17/2028
	12/18/2020			71,500(4)	18.75	12/17/2028
	12/18/2020								40,000(5)	37,200
	12/16/2021	70,500	23,500(6)		13.22	12/15/2029
	12/16/2021			94,000(4)	13.22	12/15/2029
	12/16/2021								52,950(5)	49,244
	8/15/2022	210,000	60,000(7)		4.91	8/14/2030
	8/15/2022	210,000	60,000(8)		4.91	8/14/2030
	8/15/2022						33,750(9)	31,388
	8/15/2022						33,750(10)	31,388
	12/13/2023	83,333	166,667(7)		0.50	12/12/2031
	12/13/2023			250,000(11)	0.50	12/12/2031
	12/13/2024		375,000(6)		1.01	12/12/2032
	12/13/2024			375,000(12)	1.01	12/12/2032

(1)
Ms. Gardiner was appointed our Interim Chief Financial Officer as of April 17, 2023. Ms. Gardiner is a partner at FLG Partners and provides services as Interim Chief Financial Officer as an outside consultant pursuant to a consulting agreement between the Company and FLG Partners and is not employed or directly compensated by the Company. Ms. Gardiner has not received any equity awards.

(2)
The expiration date shown is the normal expiration date occurring on the eighth anniversary of the grant date, which is the latest date that the stock options may be exercised. Stock options may terminate earlier in certain circumstances, such as in connection with an NEO’s termination of employment or in connection with certain corporate transactions, including a change of control.

(3)	Restricted stock unit market value is calculated based on $0.93 per share, the closing price of our common stock on December 31, 2024
(4)
The performance-based stock options are subject to both a four-year time-based vesting requirement (monthly pro-rata vesting) and the achievement of specified performance criteria within five years of grant, subject to the executive’s continued service through each vesting date.

(5)
The performance-based RSUs are subject to both a three year time-based vesting requirement (quarterly pro-rata vesting) and the achievement of specified performance criteria within five years of grant, subject to the executive’s continued service through each vesting date.

(6)	The stock options vest pro-rata on a monthly basis over a period of four years from the date of grant, subject to the executive’s continued service through each vesting date.
(7)	The stock options vest pro-rata on a monthly basis over a period of three years from the date of grant, subject to the executive’s continued service through each vesting date.
(8)
The performance-based stock options are subject to both a three-year time-based vesting requirement (monthly pro-rata vesting) and the achievement of specified performance criteria within three years of grant, subject to the executive’s continued service through each vesting date. The Organization and Compensation Committee determined on November 18, 2024 that all required performance criteria had been achieved. In accordance with the terms of the grant, on December 13, 2024 approximately 3/4th of the performance-based stock options granted vested, followed by continued monthly pro-rata vesting of the remainder until August 15, 2025.
(9)	The RSUs vest pro-rata on a quarterly basis over a three-year period from the date of grant.
(10)
The performance-based RSUs are subject to both a three year time-based vesting requirement (quarterly pro-rata vesting) and the achievement of specified performance criteria within three years of grant, subject to the executive’s continued service through each vesting date. The Organization and Compensation Committee determined on November 18, 2024 that all required performance criteria had been achieved. In accordance with the terms of the grant, on December 13, 2024 approximately 3/4th of the performance-based RSUs granted vested, followed by continued quarterly pro-rata vesting of the remainder until August 15, 2025.

(11)
The performance-based stock options are subject to both a three-year time-based vesting requirement (monthly pro-rata vesting) and the achievement of specified performance criteria within three years of grant, subject to the executive’s continued service through each vesting date.

(12)
The performance-based stock options are subject to both a five-year time-based vesting requirement (monthly pro-rata vesting) and the achievement of specified performance criteria within five years of grant, subject to the executive’s continued service through each vesting date.

OPTION EXERCISES AND STOCK VESTED IN 2024
The following table includes certain information with respect to the exercise of stock options and vesting of stock awards held by the NEOs during the fiscal year ended December 31, 2024.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)(2)
Howard W. Robin	—	—	486,861	525,301
Sandra Gardiner	—	—	—	—
Mark A. Wilson	—	—	192,367	207,269
Jonathan Zalevsky, Ph.D.	—	—	163,900	177,896

(1)
The value realized upon the exercise of stock options is calculated by (a) subtracting the stock option exercise price from the market price on the date of exercise to get the realized value per share, and (b) multiplying the realized value per share by the number of shares underlying the stock options exercised.

(2)	The value realized upon vesting of RSUs is calculated by multiplying the number of RSUs vested by the market price on the vest date.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The following section describes the benefits that may become payable to the employee NEOs in connection with their termination of employment with us or in connection with a change of control. Please see “Compensation Discussion and Analysis—Severance and Change of Control Benefits” for a discussion of how the payments and benefits presented below were determined.
Severance Benefits—No Change of Control
Mr. Robin is a party to certain letter agreement, which includes provisions for severance benefits upon certain terminations of employment that are not related to a change of control. Upon a termination of employment by us without Cause or by the executive for a Good Reason Resignation (as defined in the CIC Plan and described below), Mr. Robin would be entitled to the following severance benefits: (i) a cash severance payment equal to his total annual cash compensation target (including base salary and the target value of his annual incentive bonus, as such bonus target may be adjusted downward to take into account our performance through the fiscal quarter preceding termination), (ii) an extension of the exercise period for the vested and unexercised portion of all outstanding stock options held by him for up to eighteen (18) months following termination and (iii) payment of all applicable COBRA premiums for one year following the termination date. In order to receive the severance benefits described above, Mr. Robin must first execute an effective waiver and release of claims in favor of us. Mr. Robin’s cash severance payment would ordinarily be paid in a lump-sum within 60 days following the executive’s separation from service, although payment will be delayed to the extent required to comply with Section 409A of the Internal Revenue Code.
Neither Dr. Zalevsky nor Mr. Wilson is a party to a letter agreement or our standard form executive employment agreement that provides for severance benefits upon certain terminations of employment that are not related to a change of control. Upon a termination of employment by us without Cause or by the executive for a Good Reason Resignation (as defined in the CIC Plan and described below), Dr. Zalevsky and Mr. Wilson would be entitled to the following severance benefits: (i) a negotiated cash severance payment, (ii) an extension of the exercise period for the vested and unexercised portion of all outstanding stock options held by them for up to three (3) months following termination and (iii) payment of all applicable COBRA premiums for the same period as the severance benefit following the termination date. In order to receive the severance benefit described above, Dr. Zalevsky and Mr. Wilson must first execute an effective waiver and release of claims in favor of us. Dr. Zalevsky’s and Mr. Wilson’s cash severance payment would ordinarily be paid in a lump-sum within 60 days following their separation from service, although payment will be delayed to the extent required to comply with Section 409A of the Internal Revenue Code.
If an NEO’s employment with us terminates due to death, the executive’s outstanding unvested stock options will become fully vested and will be exercisable for up to eighteen months following termination pursuant to the terms of the Company’s equity incentive compensation plans and agreement, and the NEO’s RSUs will become fully vested and released. In addition, in the case of Mr. Robin, the executive’s estate would be entitled to a pro-rata portion of the target annual incentive bonus for the year in which his death occurred.
If an NEO terminates employment with us as a result of disability, vested stock options will be exercisable for up to twelve months following termination pursuant to the terms of the Company’s stock option agreement. For Mr. Robin, he is also entitled to have 50% of outstanding unvested stock options become fully vested upon disability for stock options granted under the equity plan in place at time of grant in accordance with the terms and conditions of his offer letter agreement. The NEO’s unvested RSUs are forfeited. In addition, pursuant to his offer letter agreement, Mr. Robin would be entitled to receive a pro-rata portion of his target annual incentive bonus for the year of termination in the event of a termination due to disability.
Pursuant to our standard form employment agreement, following a termination of employment, each NEO will be subject to an indefinite restriction on the disclosure of our confidential information and a one-year non-solicitation restriction covering our customers and employees.
The following table lists the estimated amounts that would become payable to each of the NEOs under the circumstances described above, assuming that the applicable triggering event occurred on December 31, 2024.

Executive & Triggering Event	Estimated Value of Cash Severance ($)	Estimated Value of COBRA Benefits ($)(1)	Estimated Value of Vesting Acceleration ($)(2)	Estimated Value of Pro-Rata Bonus ($)	Value Total ($)
Howard W. Robin
Without Cause or Good Reason	2,060,721	61,971	—	—	2,122,692
Disability	—	—	670,679	1,084,590	1,755,269
Death	—	—	1,341,358	1,084,590	2,425,948
Sandra Gardiner	—	—	—	—	—
Mark A. Wilson
Without Cause or Good Reason	N/A	N/A	N/A	N/A	N/A
Disability	—	—	—	—	—
Death	—	—	372,364	—	372,364
Jonathan Zalevsky, Ph.D.
Without Cause or Good Reason	N/A	N/A	N/A	N/A	N/A
Disability	—	—	—	—	—
Death	—	—	328,828	—	328,828

(1)	The value of COBRA benefits are based upon actual rates as of December 2024
(2)
For purposes of this table, we have assumed that (i) the price per share of our common stock is equal to the closing price per share on the last trading day of the fiscal year ended December 31, 2024 ($0.93), (ii) the value of any stock options that may be accelerated is equal to the full “spread” value of such awards on that date, and (iii) the value of any RSUs that may be accelerated is equal to the underlying shares multiplied by $0.93.

(3)
Neither Dr. Zalevsky nor Mr. Wilson is a party to a letter agreement or our standard form executive employment agreement that provides for severance benefits upon certain terminations of employment that are not related to a change of control.

Severance Benefits—Change of Control
Each of the employee NEOs is covered under the CIC Plan. The CIC Plan provides for certain severance benefits to these executives and our other employees covered by the plan upon certain terminations of employment occurring in connection with a change of control of us.
If a change of control of the Company occurs, each employee NEO will be entitled to severance benefits under the CIC Plan if the executive’s employment is terminated by us or a successor company without Cause or by the executive for Good Reason Resignation (as defined in the CIC Plan), in each case within a period generally beginning on the date the agreement providing for a change of control is executed and ending twelve months following the change of control. Severance benefits under the CIC Plan include: (i) a cash severance payment equal to twelve (12) months of base salary (twenty-four (24) months for Mr. Robin) and the target value of the executive’s annual incentive bonus; (ii) payment by us of the same portion of the executive’s COBRA premiums as we pay for active employees’ group health coverage for up to twelve (12) months (eighteen (18) months for Mr. Robin) following termination; (iii) provision of up to $5,000 for outplacement services received within twelve (12) months following termination; (iv) accelerated vesting of all outstanding stock options and other outstanding equity awards; and (v) other than in the case of Dr. Zalevsky, a “gross up” payment to compensate the executive for excise taxes (if any) on payments that are considered “parachute payments” under Section 280G of the Internal Revenue Code and therefore subject to an excise tax imposed under Section 4999 of the Code, but only to the extent the excise tax cannot be avoided by reducing the severance benefits by an amount not exceeding 10% such that the executive receives a greater-after tax amount as a result of the “cut-back” in benefits. In April 2011, the board of directors amended the CIC Plan so that this “gross up” benefit is not available for new hires following January 1, 2010 but is grandfathered for employees who joined the CIC Plan before that date so long as they are not promoted to a position such that he or she would be entitled to additional benefits under the plan. Accordingly, Dr. Zalevsky is not entitled to this “gross up” benefit as he joined the CIC Plan after January 1, 2010. In order to receive the severance benefits described above, the executive must first execute an effective waiver and release of claims in favor of us pursuant to a separation and release agreement. Each executive’s cash severance payment will ordinarily be paid in a lump-sum within 60 days following the executive’s separation from service, although payment will be delayed to the extent required to comply with Section 409A of the Internal Revenue Code.
For the purposes of the CIC Plan, a Good Reason Resignation means a resignation upon the occurrence of one or more of the following events: (i) assignment of any authority, duties or responsibilities that results in a material diminution in the executive’s authority, duties or responsibilities as in effect immediately prior to the change of control; (ii) assignment to a work location more than 50 miles from the executive’s immediately previous work location, unless such reassignment of work location decreases the executive’s commuting distance from his or her residence to the executive’s assigned work location; (iii) a material diminution in the executive’s monthly base salary as in effect on the date of the change of control or as increased thereafter; (iv) notice to the executive by us or the successor company during the 12-month period following the change of control that the executive’s employment will be terminated under circumstances that would trigger severance benefits under the CIC Plan but for the designation of a date for termination that is greater than 12 months following the change of control and (v) for Mr. Robin, if he does not serve in his same position in the successor company or is not appointed to the board of directors of the successor company. In order for a Good Reason Resignation to occur, the executive must first give us timely written notice of the grounds for good reason resignation, and we must have failed to cure such condition after a period of 30 days.
Pursuant to the CIC Plan, the separation and release agreement that each of the NEOs will be required to execute to receive severance benefits under the plan will also require each executive to agree to continue to be subject to the restrictions on the disclosure of our confidential information in his or her employment agreement, to non-solicitation restrictions and to certain other restrictions.

Had a change of control occurred (where outstanding equity awards were assumed, continued or substituted by a successor entity) during the 2024 fiscal year and had the employment of each of the NEOs terminated on December 31, 2024 under one of the qualifying circumstances described above, each executive would have been entitled to receive the estimated benefits set forth in the table below.

Executive & Triggering Event	Estimated Value of Cash Severance ($)	Estimated Value of Welfare and Outplacement Benefits ($)(1)	Estimated Value of Vesting Acceleration ($)(2)	Estimated Amount Forfeited by Executive ($)(3)	Estimated Value of Excise Tax Gross-Up ($)	Estimated Total ($)
Howard W. Robin	4,338,360	97,956	1,341,358	—	—	5,777,674
Mark A. Wilson	864,000	47,722	372,364	—	—	1,284,086
Jonathan Zalevsky, Ph.D.	1,125,584	17,280	328,828	—	—	1,471,692

(1)	This amount includes estimated COBRA premiums based upon actual rates as of December 2024 and up to $5,000 for outplacement services.
(2)
Pursuant to the terms of our equity compensation plans, these NEOs would also have been entitled to this same full equity acceleration (i) if a corporate transaction (as defined in the applicable plan) occurred and the surviving or acquiring corporation refused to assume outstanding equity awards or substitute similar replacement awards for outstanding equity awards or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the combined voting power of our shares in a transaction that is not a corporate transaction as defined in the applicable plan. For purposes of this table, we have assumed that (i) the price per share of our common stock is equal to the closing price per share on the last trading day of the fiscal year ended December 31, 2024 ($0.93), (ii) the value of any stock options that may be accelerated is equal to the full “spread” value of such awards on that date, and (iii) the value of any RSUs that may be accelerated is equal to the underlying shares multiplied by $0.93.

(3)	Executives with a gross-up provision are required to forfeit payments up to 10% if it will avoid an excise tax exposure.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)
					TSR ($)	Peer Group TSR ($)
2024	3,762,693	5,354,245	1,123,266	1,427,279	4.31	118.20	(119)
2023	3,135,576	(773,200)	1,122,330	(2,644)	2.62	118.87	(276)
2022	11,275,830	(8,738,814)	3,091,330	(3,426,582)	10.47	113.65	(368)
2021	11,153,616	8,032,023	4,377,734	3,290,039	62.59	126.45	(524)
2020	11,241,149	6,456,336	4,379,031	2,020,372	78.76	126.42	(444)

1.	Howard Robin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020-2021	2022	2023	2024
Gil M. Labrucherie	Gil M. Labrucherie	Jillian B. Thomsen	Sandra Gardiner
Mark A. Wilson	Jillian Thomsen	Sandra Gardiner	Mark A. Wilson
Jonathan Zalevsky	Mark A. Wilson	Mark A. Wilson	Jonathan Zalevsky
John Northcott	Jonathan Zalevsky	Jonathan Zalevsky
John Northcott

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	3,762,693	(1,596,122)	3,187,674	5,354,245

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,123,266	(286,483)	590,496	1,427,279

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Total - Inclusion of Equity Values for First PEO ($)
2024	1,495,265	917,377	0	775,032	0	3,187,674

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	271,086	153,951	0	165,459	0	590,496

4.
The Peer Group TSR set forth in this table utilizes the NASDAQ Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Form 10-K for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the NASDAQ Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the Peer Group TSR.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
TSR (12/31/2019 Indexed to $100)
10
8
6
4
2
0
-2
-4
-6
-8
-10
160
120
80
40
0
100.00
100.00
126.42
6.5
78.76
2.0
8.0
126.45
62.59
3.3
113.65
10.47
-8.7
-3.4
118.87
2.62
-0.8
0.0
5.4
118.20
1.4
4.31
2019
2020
2021
2022
2023
2024
Fiscal Year
Howard W. Robin Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Nektar Therapeutics TSR
NASDAQ Biotechnology Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
10
8
6
4
2
0
-2
-4
-6
-8
-10
600
400
200
0
6.5
2.0
8.0
3.3
-8.7
-3.4
-0.8
0.0
5.4
1.4
-444
-524
-368
-276
-119
2020
2021
2022
2023
2024
Fiscal Year
Howard W. Robin Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Nektar Therapeutics Net Income

We believe that our compensation structure supports our business strategy while successfully aligning executive focus and interests with those of the Company and our stockholders. We seek to incentivize long-term performance and achievement of milestones that are important to building sustained success for the Company.
Our compensation structure includes several elements that collectively provide an effective compensation strategy that supports our philosophy of pay for performance. As discussed in the Compensation Discussion and Analysis section, the performance-based component of our NEO’s compensation is tied to the achievement of critical objective, performance milestones and annual corporate goals, which we believe provides strong performance incentives to our executives.

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table represents aggregate fees billed to us for fiscal years ended December 31, 2024 and December 31, 2023 by Ernst & Young LLP, our independent registered public accounting firm.

	Fiscal Year Ended
	2024	2023
Audit Fees	$1,641,815	$1,901,271
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	5,200	6,147
Total	$1,647,015	$1,907,418

Audit Fees. This category consists of fees related to the audit of our annual consolidated financial statements, review of interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit, registration statements and other regulatory filings.
Audit Related Fees. This category consists of fees related to assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above.
Tax Fees. This category consists of fees related to services provided for international tax compliance and tax consultation services.
All Other Fees. This category consists of fees related to accessing Ernst & Young LLP’s online research database in 2024 and 2025.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
Prior to Ernst & Young LLP rendering services other than audit services, the Audit Committee would review and approve such non-audit services only if such services were compatible with maintaining Ernst & Young LLP’s status as our independent registered public accounting firm.
The Audit Committee approved all fees described above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
The Audit Committee is currently comprised of three non-employee directors, R. Scott Greer, the Chairperson of the committee, Jeff Ajer, and Roy A. Whitfield. Our board of directors determined that Mr. Greer, Mr. Ajer, and Mr. Whitfield meet the independence requirements set forth in Rule 10A-3(b)(1) under the Exchange Act and in the applicable NASDAQ rules. In addition, the board of directors determined that Mr. Greer qualifies as Audit Committee financial experts as defined by SEC rules. The Audit Committee has the responsibility and authority described in the Nektar Therapeutics Audit Committee Charter, which has been approved by the board of directors. A copy of the Audit Committee Charter is available on our website at www.nektar.com.
The Audit Committee is responsible for assessing the information provided by management and our independent registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reports to the Audit Committee on any deficiencies found. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2024 with both management and our independent registered public accounting firm. The Audit Committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with our independent registered public accounting firm the overall scope and plan of the audit. In addition, it met with our independent registered public accounting firm, with and without management present, to discuss the results of our independent registered public accounting firm’s examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted accounting standards in the United States. The Audit Committee has also received from, and discussed with, our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has discussed with Ernst & Young LLP that firm’s independence from management and our Company, including the matters in the written disclosures and the letter regarding independence from Ernst & Young LLP required by applicable requirements of the PCAOB. The Audit Committee has also considered the compatibility of audit related and tax services with the auditors’ independence. Based on its evaluation, the Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the audited financial statements and management’s assessment of the effectiveness of our internal controls over financial reporting in the annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Audit Committee
R. Scott Greer – Chairperson
Jeff Ajer
Roy A. Whitfield

OTHER MATTERS
The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
ADDITIONAL INFORMATION
Our website address is http://www.nektar.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this proxy statement. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov. In addition, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC is available without charge upon written request to: Secretary, Nektar Therapeutics, 455 Mission Bay Boulevard South, San Francisco, California 94158.

By Order of the Board of Directors

/s/ Mark A. Wilson
Mark A. Wilson
Senior Vice President, Chief Legal Officer and Secretary

April  , 2025

Exhibit A

NEKTAR THERAPEUTICS

AMENDMENT TO
AMENDED AND RESTATED
2017 PERFORMANCE INCENTIVE PLAN
In accordance with the provisions of the Nektar Therapeutics Amended and Restated 2017 Performance Incentive Plan (as amended from time to time, the “Plan”), the Plan is hereby amended as follows:
1.	Section 4.2(1) of the Plan is hereby deleted in its entirety and replaced with the following:
“65,200,000 shares of Common Stock, less”
2.	Section 4.2(a) of the Plan is hereby deleted in its entirety and replaced with the following
“The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 65,200,000 shares.
3.	Except as modified herein, the Plan is not modified in any respect and remains in full force and effect.
Approved by the Board of Directors: March 19, 2025
Approved by the Stockholders: May   , 2025
A-1

Exhibit B

FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED CERTIFICATE OF INCORPORATION
OF
NEKTAR THERAPEUTICS
Nektar Therapeutics (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST: Effective upon the filing of this amendment to the Corporation’s Amended Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), the first paragraph of Article IV of the Certificate of Incorporation shall be deleted and replaced with the following paragraph:
“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue four hundred million (400,000,000) shares. Three hundred and ninety million (390,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($.0001).”
SECOND: The Board of Directors of the Corporation duly adopted resolutions approving this amendment to the Certificate of Incorporation, declaring said amendment to be advisable and providing for the consideration of such amendment at the annual meeting of stockholders of the Corporation.
THIRD: On May 23, 2025, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.
FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, this Certificate of Amendment of to the Certificate of Incorporation has been executed as of this [•] day of [•], 20[•].

Nektar Therapeutics

By:
Name:
Title:

B-1

Exhibit C

FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED CERTIFICATE OF INCORPORATION
OF
NEKTAR THERAPEUTICS
Nektar Therapeutics the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST: Effective upon the filing of this amendment (the “Effective Time”) to the Corporation’s Amended Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), each [•]* shares of common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up or down, as applicable, to the nearest whole number.
SECOND: The Board of Directors of the Corporation duly adopted resolutions approving this amendment to the Certificate of Incorporation, declaring said amendment to be advisable and providing for the consideration of such amendment at the annual meeting of stockholders of the Corporation.
THIRD: On May 23, 2025, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.
FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, this Certificate of Amendment of to the Certificate of Incorporation has been executed as of this [•] day of [•], 20[•].

Nektar Therapeutics

By:
Name:
Title:

*
This amendment approves the Reverse Stock Split of the Corporation’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-40. By approving this amendment, the stockholders of the Corporation would be deemed to approve any ratio within the range referred to above as determined by the board of directors in its sole discretion.

C-1